OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2010
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2008 through March 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
Semiannual Report | March 31, 2009
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   PSRAX
Class B   PSRBX
Class C   PSRCX
Class R   STIRX
Class Y   STRYX
Class Z   STIZX

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               16
Schedule of Investments                                                       18
Financial Statements                                                          51
Notes to Financial Statements                                                 61
Trustees, Officers and Service Providers                                      69


                Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,



/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    3

Portfolio Management Discussion | 3/31/09

Securities carrying credit risk, especially high-yield corporate bonds, struggled in performance during the six months ended March 31, 2009. At the same time, Treasuries and other very high-quality securities outpaced the fixed-income market amid widespread worries about deterioration of the domestic and global economies. The flight to quality was most evident early in the six-month period, before credit sectors staged somewhat of a comeback after November 2008. In the following interview, Kenneth J. Taubes discusses the factors in the performance of Pioneer Strategic Income Fund over the six months ended March 31, 2009. Mr. Taubes, head of U.S. Portfolio Management at Pioneer Investments, is responsible for the daily management of the Fund.

Q  How did the Fund perform during the six months ended March 31, 2009?

A Pioneer Strategic Income Class A shares returned -6.96% at net asset value during the six months ended March 31, 2009. Over the same period, the Fund's benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Universal Index, returned 3.12%, while the average return of the 161 funds in Lipper's Multi-Sector Income category was -7.63%. On March 31, 2009, the Fund's 30-day SEC yield was 8.22%.

Q What was the investment environment like during the six months ended March 31, 2009?

A The period may have seen the most dramatic market effects of the economic decline that had been gathering momentum since mid-2007. The height of the market downturn occurred in late November 2008, following the bankruptcy of investment bank Lehman Brothers and the U.S. government-assisted rescues of American International Group, Fannie Mae and Freddie Mac. Corporate bonds as well as other securities with credit risk fell hard in the first weeks of the period, but then began to recover after November 24, 2008, apparently on rising hopes for the success of the Federal Reserve Board's (the Fed's) stimulus efforts. The Fed initiated a two-pronged approach. First, it took the traditional path of cutting short-term interest rates, which fell to historic lows. Second, it pursued non-traditional efforts by lending directly to non-banking financial companies in addition to banks.

   Despite the recovery in the credit sectors in late 2008 and the first quarter of 2009, Treasuries, government-agency bonds and other very high-quality securities substantially outperformed lower-rated debt for the six months ended March 31, 2009. Anything related to credit, including bank loans and


4    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09
   non-agency mortgages, as well as high-yield and investment-grade corporates, lost value over the six months, while Treasuries gained in price. While they trailed Treasuries, government-agency mortgages also fared well, outperforming other investment-grade securities and high-yield debt. The sovereign debt of foreign developed nations tended to perform well, but foreign high-yield corporate bonds and emerging market debt performed poorly, trailing even U.S. high-yield debt.

Q How did you position the Fund in this environment over the six months ended March 31, 2009?

A Compared with past years, we remained relatively defensively positioned during the period. Nevertheless, as we saw the prices of certain securities fall to what we felt were attractive levels, we began in 2008 and continued in early 2009 to add to our positions in corporate bonds, especially in investment-grade securities. We thought investment-grade corporate bonds were very attractively priced compared to their risks and we believed they should be among the first to recover in any comeback by the credit sectors. We also added some selective high-yield investments, including securities issued by industrial and energy corporations, although our high-yield exposure remained low compared to high-yield weightings in the Fund over the past several years. We had substantially reduced our exposure to high-yield corporate bonds in late 2007 and early 2008 both because we thought they had become relatively expensive and because we viewed them as more vulnerable to the effects of a slowing economy. In our high-yield investments, we focused on the higher-quality tiers of the market. In addition, we increased our exposure to non-agency mortgages during the six months. As we did so, we began reducing our holdings in government agency mortgages, which had performed relatively well. Over the six months we brought the Fund's investments in government agency mortgages down from approximately 38% of assets to 27.4% of assets. Investment-grade corporate bonds accounted for approximately 19.6% of assets, while international investment-grade debt represented 10.3% of Fund assets at the end of the period. About 28.6% of assets were invested in U.S. high-yield debt. We had relatively little exposure to non-dollar currencies, with less than 4% of Fund assets invested in assets denominated in foreign currencies. Average credit quality of the Fund's holdings was BBB.

Q What types of investments most influenced the Fund's results during the six months ended March 31, 2009?

A The Fund's relatively defensive positioning contributed to the outperformance compared to competitive funds in the Lipper Multi-Sector Income category. The allocation to credit, especially the exposure to high-yield corporate bonds, was the principal cause of the Fund's underperformance relative to the benchmark, the Barclays Capital U.S. Universal Bond Index,


                Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    5
   which typically has a very low weighting in high-yield issues. As we noted, the high-yield exposure was less than the Fund's typical exposure in past years. Security selection also tended to detract from relative performance, including the investments in banking bonds and in non-agency mortgages. Specific investments that detracted from results included bonds issued by Bank of America as well as two defaulted securities: bonds of Aleris, an aluminum manufacturer and metals distributor, and of ARCO Chemical.

   The Fund, however, was able to profit from two other defaulted securities where we saw value. VeraSun Energy, a producer of ethanol-based fuels, and Charter Communications, a cable communications corporation, both defaulted, but the Fund was protected because of the value of the underlying assets. Late in the period, we began buying some convertible securities that we thought had fallen to particularly attractive prices. The convertible debt of Mylan Laboratories, a generic drug manufacturer, and of Qwest Communications, a telecommunications service provider, both helped support performance.

Q  What is your investment outlook?

A We believe the extraordinary interventions of the Fed and the U.S. Treasury Department should begin to produce positive effects on the economy. We already have seen some improvement in the performance of banks, and credit spreads -- or yield differences between Treasuries and other sectors -- have begun to move toward more normalized relationships. Investment-grade U.S. corporations have begun refinancing their debt, as we saw a large new issuance of investment-grade debt in the first quarter of 2009, which should lower the risks of defaults. Meanwhile, American industry has allowed its supplies to be drawn down and many corporations have signaled their intent to start rebuilding inventories. At the same time, housing has become more affordable, both because of price declines and because of very low mortgage rates. All the signs point to a future stabilization of the economy.

   While we do not anticipate a sharp recovery in the economy, we think the predictions of a Great Depression-like scenario will prove to be overblown.


   In this environment, we think there are excellent investment opportunities in the credit sectors of the fixed-income market, particularly investment-grade and high-yield corporate bonds and loans, and investors are being very well compensated for the risks. We expect that we will continue to add to the Fund's exposure in corporate bonds in the coming months, particularly in the investment-grade debt area, but also selectively in high yield.


6    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

Please refer to the Schedule of Investments on pages 18-50 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The securities issued by U.S. Government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    7

Portfolio Summary | 3/31/09

Portfolio Diversification

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                    46.8%
U.S. Government Securities              22.6%
Temporary Cash Investments               6.7%
Foreign Government Bonds                 5.9%
Senior Secured Loans                     4.8%
Collateralized Mortgage Obligations      4.2%
Convertible Corporate Bonds              4.0%
Asset Backed Securities                  3.1%
Municipal Bonds                          1.5%
U.S. Preferred Stocks                    0.4%
U.S. Common Stocks                       0.0%
International Common Stocks              0.0%


Portfolio Quality

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                      1.0%
AA                                       3.7%
A                                        9.0%
BBB                                     14.1%
BB and Lower                            39.6%
Treasury/Agency                         32.6%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

    1.    Government of France, 3.75%, 4/25/17                            1.51%
    2.    Government National Mortgage Association, 5.5%, 2/15/37         1.26
    3.    U.S. Treasury Notes, 4.5%, 5/15/38                              1.04
    4.    Japan Government, 1.1%, 12/10/16                                0.95
    5.    Government of Sweden, 5.25%, 3/15/11                            0.95
    6.    U.S. Treasury Inflation Notes, 1.875%, 7/15/15                  0.84
    7.    Government National Mortgage Association, 6.0%, 7/15/38         0.66
    8.    Goldman Sachs Capital, Floating Rate Note, 12/29/49             0.61
    9.    NII Holdings, 3.125%, 6/15/12                                   0.58
   10.    U.S. Treasury Strip, 0.0%, 11/15/13                             0.57

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

Prices and Distributions | 3/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class            3/31/09           9/30/08
--------------------------------------------------------------------------------
       A               $ 8.49            $ 9.76
--------------------------------------------------------------------------------
       B               $ 8.36            $ 9.62
--------------------------------------------------------------------------------
       C               $ 8.31            $ 9.56
--------------------------------------------------------------------------------
       R               $ 8.62            $ 9.91
--------------------------------------------------------------------------------
       Y               $ 8.51            $ 9.78
--------------------------------------------------------------------------------
       Z               $ 8.51            $ 9.81
--------------------------------------------------------------------------------

Distributions per Share: 10/1/08-3/31/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
      A              $ 0.4561            $ 0.0734          $ 0.0464
--------------------------------------------------------------------------------
      B              $ 0.4171            $ 0.0734          $ 0.0464
--------------------------------------------------------------------------------
      C              $ 0.4193            $ 0.0734          $ 0.0464
--------------------------------------------------------------------------------
      R              $ 0.4528            $ 0.0734          $ 0.0464
--------------------------------------------------------------------------------
      Y              $ 0.4778            $ 0.0734          $ 0.0464
--------------------------------------------------------------------------------
      Z              $ 0.4727            $ 0.0734          $ 0.0464
--------------------------------------------------------------------------------



                Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    9

Performance Update | 3/31/09                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Barclays Capital U.S. Universal Index.


                          Average Annual Total Returns
                             (As of March 31, 2009)
--------------------------------------------------------------------------------
                                         Net Asset     Public Offering
Period                                   Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
 Life-of-Class
 (4/15/99)                                    5.51%           5.03%
 5 Years                                      2.45            1.51
 1 Year                                     -10.20          -14.23
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2009)
--------------------------------------------------------------------------------
                                             Gross           Net
--------------------------------------------------------------------------------
                                              1.14%           1.14%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                 Pioneer                Barclays
                 Strategic              Capital U.S.
                 Income Fund            Universal Index
                 -----------            ---------------
4/99             9550                   10000
                 9432                   10185
3/01             10139                  11404
                 10800                  11987
3/03             12312                  13361
                 14384                  14260
3/05             15380                  14496
                 16011                  14923
3/07             17220                  15970
                 18078                  17019
3/09             15235                  17207

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


10    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

Performance Update | 3/31/09                           Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


                          Average Annual Total Returns
                             (As of March 31, 2009)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (4/15/99)                                      4.73%          4.73%
 5 Years                                        1.65           1.65
 1 Year                                       -10.95         -14.21
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2009)
--------------------------------------------------------------------------------
                                              Gross           Net
--------------------------------------------------------------------------------
                                                1.88%          1.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                 Pioneer                Barclays
                 Strategic              Capital U.S.
                 Income Fund            Universal Index
                 -----------            ---------------
4/99             10000                  10000
                 9821                   10185
3/01             10479                  11404
                 11079                  11987
3/03             12533                  13361
                 14526                  14260
3/05             15417                  14496
                 15923                  14923
3/07             16984                  15970
                 17703                  17019
3/09             15765                  17207


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    11

Performance Update | 3/31/09                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


                          Average Annual Total Returns
                             (As of March 31, 2009)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (4/15/99)                                      4.75%          4.75%
 5 Years                                        1.73           1.73
 1 Year                                       -10.87         -10.87
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2009)
--------------------------------------------------------------------------------
                                              Gross           Net
--------------------------------------------------------------------------------
                                                1.83%          1.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                 Pioneer                Barclays
                 Strategic              Capital U.S.
                 Income Fund            Universal Index
                 -----------            ---------------
4/99             10000                  10000
                 9845                   10185
3/01             10481                  11404
                 11092                  11987
3/03             12552                  13361
                 14525                  14260
3/05             15428                  14496
                 15959                  14923
3/07             17020                  15970
                 17754                  17019
3/09             15823                  17207

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


12    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

Performance Update | 3/31/09                           Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


                          Average Annual Total Returns
                             (As of March 31, 2009)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (4/15/99)                                      5.24%          5.24%
 5 Years                                        2.22           2.22
 1 Year                                       -10.50         -10.50
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2009)
--------------------------------------------------------------------------------
                                              Gross           Net
--------------------------------------------------------------------------------
                                                1.39%          1.39%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                 Pioneer                Barclays
                 Strategic              Capital U.S.
                 Income Fund            Universal Index
                 -----------            ---------------
4/99             10000                  10000
                 9829                   10185
3/01             10513                  11404
                 11142                  11987
3/03             12640                  13361
                 14838                  14260
3/05             15818                  14496
                 16441                  14923
3/07             17650                  15970
                 18504                  17019
3/09             16560                  17207


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the NAV performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    13

Performance Update | 3/31/09                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


                          Average Annual Total Returns
                             (As of March 31, 2009)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (4/15/99)                                      5.72%          5.72%
 5 Years                                        2.85           2.85
 1 Year                                        -9.85          -9.85
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2009)
--------------------------------------------------------------------------------
                                              Gross           Net
--------------------------------------------------------------------------------
                                                0.68%          0.68%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                 Pioneer                Barclays
                 Strategic              Capital U.S.
                 Income Fund            Universal Index
                 -----------            ---------------
4/99             10000                  10000
                 9874                   10185
3/01             10614                  11404
                 11305                  11987
3/03             12889                  13361
                 15057                  14260
3/05             16145                  14496
                 16894                  14923
3/07             18209                  15970
                 19217                  17019
3/09             17325                  17207


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 10, 2004 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


14    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

Performance Update | 3/31/09                           Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


                          Average Annual Total Returns
                             (As of March 31, 2009)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (4/15/99)                                      5.60%          5.60%
 5 Years                                        2.62           2.62
 1 Year                                        -9.90          -9.90
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated February 1, 2009)
--------------------------------------------------------------------------------
                                              Gross           Net
--------------------------------------------------------------------------------
                                                0.71%          0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                 Pioneer                Barclays
                 Strategic              Capital U.S.
                 Income Fund            Universal Index
                 -----------            ---------------
4/99             10000                  10000
                 9874                   10185
3/01             10614                  11404
                 11305                  11987
3/03             12889                  13361
                 15057                  14260
3/05             16100                  14496
                 16760                  14923
3/07             18026                  15970
                 19022                  17019
3/09             17138                  17207


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance shown for Class Z shares prior to their inception would have been higher. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 2/1/12 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2008 through March 31, 2009.


------------------------------------------------------------------------------------------------------------------
 Share Class                     A              B              C              R              Y              Z
------------------------------------------------------------------------------------------------------------------
 Beginning Account Value     $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00
 Value on 10/1/08
------------------------------------------------------------------------------------------------------------------
 Ending Account              $   930.40     $   926.20     $   927.00     $   929.00     $   932.80     $   929.50
 Value on 3/31/09
------------------------------------------------------------------------------------------------------------------
 Expenses Paid               $     5.71     $     9.29     $     9.01     $     6.91     $     3.41     $     3.65
 During Period*
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 1.94%, 1.88%, 1.44%, 0.71% and 0.76% for Class A, Class B, Class C, Class R, Class Y and Class Z, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


16    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2008 through March 31, 2009.


------------------------------------------------------------------------------------------------------------------
 Share Class                     A              B              C              R              Y              Z
------------------------------------------------------------------------------------------------------------------
 Beginning Account Value     $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00
 Value on 10/1/08
------------------------------------------------------------------------------------------------------------------
 Ending Account              $ 1,018.95     $ 1,015.22     $ 1,015.51     $ 1,017.70     $ 1,021.33     $ 1,021.08
 Value on 3/31/09
------------------------------------------------------------------------------------------------------------------
 Expenses Paid               $     5.97     $     9.72     $     9.42     $     7.22     $     3.57     $     3.82
 During Period*
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 1.94%, 1.88%, 1.44%, 0.71% and 0.76% for Class A, Class B, Class C, Class R, Class Y and Class Z, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    17

Schedule of Investments | 3/31/09 (unaudited)


------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                            CONVERTIBLE CORPORATE BONDS -- 4.3%
                                            ENERGY -- 0.6%
                                            Coal & Consumable Fuels -- 0.6%
   11,320,000                    BB-/NR     Massey Energy Co., 3.25%, 8/1/15            $    6,933,500
                                                                                        --------------
                                            Total Energy                                $    6,933,500
------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.0%
                                            Forest Products -- 0.0%
     500,000                     BB/Ba2     Sino Forest Corp., 5.0%, 8/1/13 (144A)      $      329,400
                                                                                        --------------
                                            Total Materials                             $      329,400
------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.3%
                                            Construction & Farm Machinery & Heavy Trucks -- 0.1%
     440,000                    CCC/Caa1    Greenbrier Co., Inc., 2.375%, 5/15/26       $      165,550
------------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 0.2%
   4,775,000                      B/NR      Wesco Distribution, Inc., 1.75%,
                                            11/15/26                                    $    3,354,438
                                                                                        --------------
                                            Total Capital Goods                         $    3,519,988
------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.2%
                                            Marine -- 0.2%
   6,245,000                     B-/Caa1    Horizon Lines, Inc., 4.25%, 8/15/12         $    2,989,794
                                                                                        --------------
                                            Total Transportation                        $    2,989,794
------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.3%
                                            Casinos & Gaming -- 0.3%
   3,375,000                     BB-/NR     Scientific Games Corp., 0.75%, 12/1/24      $    3,096,563
                                                                                        --------------
                                            Total Consumer Services                     $    3,096,563
------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                            Health Care Facilities -- 0.4%
   1,175,000                      B/B1      LifePoint Hospitals, Inc., 3.25%, 8/15/25   $      881,250
   5,870,000                      B/NR      LifePoint Hospitals, Inc., 3.5%, 5/15/14         4,167,700
                                                                                        --------------
                                                                                        $    5,048,950
------------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.3%
   6,260,000                      B+/B3     Omnicare, Inc., 3.25%, 12/15/35             $    4,100,300
                                                                                        --------------
                                            Total Health Care Equipment & Services      $    9,149,250
------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS & BIOTECHNOLOGY -- 0.2%
                                            Pharmaceuticals -- 0.2%
   2,995,000                      B+/NR     Mylan Labs, Inc., 1.25%, 3/15/12 (b)        $    2,564,469
                                                                                        --------------
                                            Total Pharmaceuticals & Biotechnology       $    2,564,469
------------------------------------------------------------------------------------------------------
                                            BANKS -- 0.2%
                                            Regional Banks -- 0.2%
   1,940,000                      A/A1      National City Corp., 4.0%, 2/1/11           $    1,767,825
                                                                                        --------------
                                            Total Banks                                 $    1,767,825
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (d)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
----------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.2%
                                               Asset Management & Custody Banks -- 0.2%
    3,585,000                      BBB-/NR     Affiliated Managers Group, Inc., 3.95%,
                                               8/15/38                                      $    2,549,831
                                                                                            --------------
                                               Total Diversified Financials                 $    2,549,831
----------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                                               Electronic Equipment & Instruments -- 0.3%
   5,090,000                       BB-/NR      L-1 Identity Solutions, Inc., 3.75%,
                                               5/15/27                                      $    3,359,400
----------------------------------------------------------------------------------------------------------
                                               Electronic Manufacturing Services -- 0.0%
     585,000                       BB-/NR      Flextronics International, Ltd., 1.0%,
                                               8/1/10                                       $      536,738
----------------------------------------------------------------------------------------------------------
                                               Technology Distributors -- 0.3%
   5,230,000                       BB-/NR      Anixter International, Inc., 1.0%, 2/15/13   $    3,961,725
                                                                                            --------------
                                               Total Technology Hardware & Equipment        $    7,857,863
----------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 1.0%
                                               Integrated Telecommunication Services -- 0.5%
   6,195,000                        B+/B1      Qwest Communications International, Inc.
                                               3.5%, 11/15/25                               $    5,714,888
----------------------------------------------------------------------------------------------------------
                                               Wireless Telecommunication Services -- 0.5%
  10,470,000                        NR/NR      NII Holdings, Inc., 3.125%, 6/15/12          $    7,276,648
                                                                                            --------------
                                               Total Telecommunication Services             $   12,991,536
----------------------------------------------------------------------------------------------------------
                                               TOTAL CONVERTIBLE CORPORATE BONDS
                                               (Cost $52,024,433)                           $   53,750,019
----------------------------------------------------------------------------------------------------------

Shares
----------------------------------------------------------------------------------------------------------
                                               PREFERRED STOCKS -- 0.4%
                                               MATERIALS -- 0.1%
                                               Diversified Metals & Mining -- 0.1%
      23,100                                   Freeport-McMoran Copper & Gold, Inc.,
                                               6.75%, 5/1/10                                $    1,486,716
                                                                                            --------------
                                               Total Materials                              $    1,486,716
----------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.3%
                                               Diversified Financial Services -- 0.3%
       9,270                                   Bank of America Corp., 7.25%, 12/31/49       $    3,935,115
                                                                                            --------------
                                               Total Diversified Financials                 $    3,935,115
----------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED STOCKS
                                               (Cost $8,420,635)                            $    5,421,831
----------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    19

------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
                     Rate (d)      Ratings
 Shares              (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------------
                                                 COMMON STOCKS -- 0.0%
                                                 MATERIALS -- 0.0%
                                                 Forest Products -- 0.0%
      151,370                                    Ainsworth Lumber Co., Ltd.*                  $      109,284
                                                                                              --------------
                                                 Total Materials                              $      109,284
------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.0%
                                                 Airlines -- 0.0%
       78,700                                    Delta Air Lines, Inc.*(b)                    $      443,081
                                                                                              --------------
                                                 Total Transportation                         $      443,081
------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS
                                                 (Cost $2,930,636)                            $      552,365
------------------------------------------------------------------------------------------------------------
 Principal
 Amount ($)
------------------------------------------------------------------------------------------------------------
                                                 ASSET BACKED SECURITIES -- 3.3%
                                                 MATERIALS -- 0.4%
                                                 Steel -- 0.4%
      650,000              2.91       A/Baa3     Aegis Asset Backed Securities, Floating
                                                 Rate Note, 1/25/34                           $      288,177
    2,054,399              0.62       AAA/Ba2    CMLTI 2006-WFH2 A2A, Floating Rate
                                                 Note, 8/25/36                                     1,240,333
    1,855,000              0.96       AA+/Aa1    RASC 2005-KS7 M1, Floating Rate Note,
                                                 8/25/35                                           1,420,131
      420,885              0.38       AAA/Aa2    Residential Asset Securities, Floating Rate
                                                 Note, 1/25/36                                       330,744
    1,793,723              0.87       AAA/Aaa    Wells Fargo Home Equity Trust, Floating
                                                 Rate Note, 11/25/35 (b)                           1,345,531
                                                                                              --------------
                                                                                              $    4,624,916
                                                                                              --------------
                                                 Total Materials                              $    4,624,916
------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.3%
                                                 Restaurants -- 0.3%
    5,205,000                         BB/Ba3     Dunkin Brands Master Finance LLC,
                                                 8.28%, 6/20/31 (144A)                        $    3,414,792
                                                                                              --------------
                                                 Total Consumer Services                      $    3,414,792
------------------------------------------------------------------------------------------------------------
                                                 FOOD & DRUG RETAILING -- 0.2%
                                                 Food Retail -- 0.2%
    6,400,000                         BB/Aaa     Dominos Pizza Master Issuer LLC, 7.629%,
                                                 4/25/37                                      $    2,880,000
                                                                                              --------------
                                                 Total Food & Drug Retailing                  $    2,880,000
------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 2.3%
                                                 Thrifts & Mortgage Finance -- 2.3%
    1,898,009              1.07       AA+/Aa1    ACE 2004-HE4 M1, Floating Rate Note,
                                                 12/25/34                                     $      957,219

The accompanying notes are an integral part of these financial statements.

20    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
   1,000,000         0.92       AAA/Aa1    Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 9/25/35                           $      764,843
   2,915,000         0.62      AAA/Baa3    Carrington Mortgage, Floating Rate Note,
                                           10/25/36                                          2,008,040
   3,815,000         1.03       AA+/Aa1    Countrywide Asset Backed Certificates,
                                           Floating Rate Note, 11/25/35                      3,114,050
   1,464,984         0.70       AAA/Ba2    Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 7/25/36                       1,115,217
   4,454,000         0.94       AA+/Aa1    Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 8/25/35                       4,118,498
   1,000,000         0.87       AAA/A2     FBR Securitixation Trust, Floating Rate
                                           Note, 10/25/35                                      607,386
   3,124,949                    AAA/Aaa    FBR Securitization Trust, 2.76188%,
                                           9/25/35                                           2,572,585
     222,272         0.71       AAA/B1     FFML 2006-FF4 A2, Floating Rate Note,
                                           3/25/36                                             141,339
   1,100,000         0.97       AA+/NR     First Franklin Mortgage Loan Asset Backed
                                           Certificates, Floating Rate Note, 3/25/35           729,019
     249,301         1.06       AAA/Aaa    First Franklin Mortgage Loan Asset Backed
                                           Certificates, Floating Rate Note, 9/24/34           207,743
     865,891         0.63       AAA/A2     Fremont Home Loan Trust, Floating Rate
                                           Note, 2/25/36                                       769,424
   1,256,000         0.65       AAA/Ba2    Gsamp Trust, Floating Rate Note, 1/25/37            786,405
   1,049,423         0.78       AAA/Aa2    Gsamp Trust, Floating Rate Note,
                                           11/25/35                                            924,362
   5,157,000         0.94       AA+/Aa3    Gsamp Trust, Floating Rate Note,
                                           11/25/35                                          2,228,264
   1,395,684         0.95        A/A2      Gsamp Trust, Floating Rate Note, 3/25/35          1,264,979
   3,495,802         0.87      AAA/Caa2    Lehman XS Trust., Floating Rate Note,
                                           12/25/35                                            684,101
   1,184,761         0.93       AA+/Aa2    Morgan Stanley Capital, Inc., Floating Rate
                                           Note, 3/25/35                                     1,139,316
   1,264,756         0.62       AAA/Aa2    Morgan Stanley Capital Trust, Floating
                                           Rate Note, 8/25/36                                1,164,213
     714,481         0.61       AAA/Aa2    Option One Mortgage Trust, Floating Rate
                                           Note, 5/25/37                                       611,406
   1,378,130         0.72       AAA/B2     Residential Asset Mortgage, Products, Inc.,
                                           Floating Rate Note, 3/25/36                         981,380
   1,957,912         0.69       AAA/Aa2    SASC 2007-BC4 A3, Floating Rate Note,
                                           11/25/37                                          1,563,369
                                                                                        --------------
                                                                                        $   28,453,158
                                                                                        --------------
                                           Total Banks                                  $   28,453,158
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    21

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.1%
                                            Diversified Financial Services -- 0.1%
     556,000   0.96             AA/Aa2      Asset Backed Securities Corp., Floating
                                            Rate Note, 4/25/35                           $      424,504
-------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 0.0%
   2,050,000   0.68            AAA/Caa3     MLMI 2006-AR1 A2C, Floating Rate Note,
                                            3/25/37                                      $    1,174,814
                                                                                         --------------
                                            Total Diversified Financials                 $    1,599,318
-------------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $53,901,333)                           $   40,972,184
-------------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.4%
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                            Diversified Support Services -- 0.1%
   1,400,000                    AAA/NR      CW Capital Cobalt, Ltd., 5.174%,
                                            8/15/48                                      $    1,191,043
                                                                                         --------------
                                            Total Commercial Services & Supplies         $    1,191,043
-------------------------------------------------------------------------------------------------------
                                            BANKS -- 3.0%
                                            Thrifts & Mortgage Finance -- 3.0%
   2,810,000   0.00             AAA/Aaa     Adjustable Rate Mortgage Trust, Floating
                                            Rate Note, 6/25/35                           $    1,051,528
   5,324,060                    AAA/Ba1     Chase Mortgage Finance Corp., 5.5%,
                                            5/25/37                                           4,584,587
   1,331,489   0.87            AAA/Baa3     Countrywide Alternative Loan Trust,
                                            Floating Rate Note, 9/25/35                         528,474
     100,852   5.39             AAA/Aaa     Countrywide Home Loans, Floating Rate
                                            Note, 9/25/33                                        86,645
   2,108,659   0.82             AAA/Ca      DSLA 2005-AR6 2A1C, Floating Rate
                                            Note, 10/19/45                                      884,234
     746,862   0.95             AAA/Aa2     Global Tower Partners Acquisition, Floating
                                            Rate Note, 10/25/44                                 410,877
   1,692,639   0.92             NR/Aaa      Impac CMB Trust, Floating Rate Note,
                                            11/25/35                                          1,151,218
     601,775   1.16             AAA/Aaa     Impac CMB Trust, Floating Rate Note,
                                            9/25/34                                             268,095
   2,243,537   0.87             AAA/Aaa     Impac Securities Assets Corp., Floating
                                            Rate Note, 5/25/36                                1,529,113
   5,144,497                    AAA/Aaa     JP Morgan Mortgage Trust, 6.0%,
                                            8/25/34                                           4,601,109
   3,088,362   0.78              B/Ca       Luminent Mortgage Trust, Floating Rate
                                            Note, 7/25/36                                       418,180
   1,646,509                    AAA/Aaa     MASTR Asset Securitization Trust, 5.5%,
                                            11/25/33                                          1,498,919
   3,124,110                    AAA/Aaa     Residential Funding Mortgage Security, I
                                            5.5%, 11/25/35                                    2,644,151


The accompanying notes are an integral part of these financial statements.

22    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
   2,020,000                    NR/Ba2      SBA CMBS Trust, 6.904%, 11/15/36            $    1,737,200
   1,151,823         0.83      AAA/Baa1     Structured Asset Mortgage Investments,
                                            Inc., Floating Rate Note, 9/25/45                  439,884
   6,475,000                    BB/Ba2      T SRA R 2006-1 F, 7.5296%,
                                            10/15/36 (144A)                                  4,144,000
     750,000                    AAA/Aaa     TSTAR 2006-1A A, 5.668%, 10/15/36                  594,975
   2,720,769                    AAA/Aaa     WAMU Mortgage Pass-Through
                                            Certificates, 4.5%, 8/25/18                      2,596,170
   3,663,044         0.75       AAA/Aa1     WAMU Mortgage Pass-Through
                                            Certificates, Floating Rate Note, 4/25/45        1,491,112
     932,466         0.78      AAA/Baa1     WAMU Mortgage Pass-Through
                                            Certificates, Floating Rate Note, 7/25/45          210,668
   4,332,026                    AAA/NR      Wells Fargo Mortgage Backed Securities,
                                            5.0%, 11/25/20                                   4,145,207
   3,725,649                    NR/Aaa      Wells Fargo Mortgage Backed Securities,
                                            5.0%, 3/25/21                                    3,415,955
                                                                                        --------------
                                                                                        $   38,432,301
                                                                                        --------------
                                            Total Banks                                 $   38,432,301
------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 1.0%
                                            Diversified Financial Services -- 1.0%
   1,735,000                   BBB/Baa2     American Tower Trust, 5.9568%, 4/15/37      $    1,396,675
     930,000                    AA/Aa2      Crown Castle Towers LLC, 4.878%,
                                            6/15/35                                            874,200
   1,376,000                    NR/Ba1      Global Signal, Inc., 7.036%,
                                            2/15/36 (144A)                                   1,265,920
   3,494,558                    AAA/NR      J.P. Morgan Alternative Loan Trust, 6.0%,
                                            3/25/36                                          2,520,728
   6,101,136                    AAA/AAA     Mastr Alternative Loans Trust, 6.0%,
                                            7/25/34                                          5,151,647
   1,850,000                    NR/Ba2      Tower 2004-2A F, 6.376%, 12/15/14                1,822,250
                                                                                        --------------
                                                                                        $   13,031,420
------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.0%
     197,978         1.12      AAA/Baa1     INDX 2004-AR1 2A, Floating Rate Note,
                                            4/25/34                                     $      127,835
                                                                                        --------------
                                            Total Diversified Financials                $   13,159,255
------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.0%
                                            Mortgage Real Estate Investment Trust -- 0.0%
     736,011         1.17      BBB/Baa3     CS First Boston Mortgage Security,
                                            Floating Rate Note, 9/25/34                 $      145,815
                                                                                        --------------
                                            Total Real Estate                           $      145,815
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    23

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.1%
                                             Integrated Telecommunication Services -- 0.1%
      895,000                     NA/B2      Global Tower Partners Acquisition, 7.87%,
                                             5/15/37                                    $      581,750
                                                                                        --------------
                                             Total Telecommunication Services           $      581,750
------------------------------------------------------------------------------------------------------
                                             Government -- 0.2%
    2,125,340                    AAA/Aaa     Freddie Mac, 5.0%, 8/15/35                 $    2,173,070
                                                                                        --------------
                                             Total Government                           $    2,173,070
------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE
                                             OBLIGATIONS
                                             (Cost $67,912,135)                         $   55,683,234
------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 49.3%
                                             ENERGY -- 7.6%
                                             Coal & Consumable Fuels -- 0.4%
    6,585,000                    BB-/B2      Massey Energy Co., 6.875%,
                                             12/15/13 (b)                               $    5,728,950
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Drilling -- 0.8%
    5,158,028                     NR/NR      DDI Holding AS, 9.3%, 1/19/12 (144A)       $    2,140,582
      942,023                     NA/NA      DDI Holdings AS, 9.3%, 4/23/12 (144A)             423,910
    7,525,000                   BBB+/Baa2    Transocean Sedco, 1.5%, 12/15/37                6,452,688
    1,950,000                   BBB+/Baa2    Transocean Sedco, 1.625%, 12/15/37              1,791,563
                                                                                        --------------
                                                                                        $   10,808,743
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.8%
    2,970,000                    BB-/B1      Complete Production Services, Inc., 8.0%,
                                             12/15/16                                   $    1,885,950
    4,695,000                     B/B2       Oceanografia SA DE CV, 11.25%,
                                             7/15/15                                         1,971,900
    3,000,000         5.53        NR/NR      Sevan Marine ASA, Floating Rate Note,
                                             5/14/13 (144A)                                  1,440,000
    5,000,000        11.99        NA/NA      Sevan Marine ASA, Floating Rate Note,
                                             10/24/12 (144A)                                   409,397
    4,025,000                   BBB+/Baa1    Weatherford International, Ltd., 9.625%,
                                             3/1/19                                          4,163,110
                                                                                        --------------
                                                                                        $    9,870,357
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 2.7%
    2,520,000                   BBB/Baa2     Canadian National Resources, 5.9%,
                                             2/1/18                                     $    2,257,350
    3,375,000                    BB/Ba3      Chesapeake Energy Corp., 2.5%, 5/15/37          2,219,063
      760,000                    BB/Ba3      Chesapeake Energy Corp., 9.5%, 2/15/15            739,100
      690,000                     BB/B1      Denbury Resources, Inc., 9.75%, 3/1/16            665,850
      765,000                    BBB/A3      Gaz Capital SA, 8.146%, 4/11/18 (144A)            627,300
    3,590,047                    BBB+/NR     Gazprom International SA, 7.201%,
                                             2/1/20                                          3,132,316


The accompanying notes are an integral part of these financial statements.

24    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

----------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                    Value
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- (continued)
    2,065,000                   CCC+/Caa1    Harvest Operations Corp., 7.875%,
                                             10/15/11                                       $    1,409,363
    1,060,000                    BB-/B3      Hilcorp Energy, 7.75%, 11/1/15 (144A)                 773,800
    1,655,000                    BB-/B3      Hilcorp Energy, 9.0%, 6/1/16 (144A)                 1,224,700
    1,590,000                    B/Caa2      Parallel Petroleum Corp., 10.25%, 8/1/14              906,300
    1,605,000                     B/B3       Petrohawk Energy Corp., 10.5%,
                                             8/1/14 (144A) (b)                                   1,596,975
    1,985,000                     B/B3       PetroHawk Energy Corp., 9.125%,
                                             7/15/13                                             1,905,600
    3,845,000                    CCC+/B3     Quicksilver Resources, Inc., 7.125%,
                                             4/1/16                                              1,826,375
    1,900,000                     B-/B3      Sandridge Energy, Inc., 8.0%, 6/1/18                1,396,500
    4,560,000                     B/B3       Sandridge Energy, Inc., 8.625, 4/1/15               2,964,000
    3,360,000   4.83              B-/B3      Sandridge Energy, Inc., Floating Rate Note,
                                             4/1/14                                              2,017,992
    4,127,768                   BBB-/Baa3    Tengizchevroil LLP, 6.124%,
                                             11/15/14 (144A)                                     3,260,937
    1,295,000                    BB/Baa2     TNK-BP Finance SA, 6.625%,
                                             3/20/17 (144A)                                        854,700
    4,160,000                    BB/Baa2     TNK-BP Finance SA, 7.5%, 7/18/16
                                             (144A)                                              3,016,000
    1,250,000                    BB/Baa2     TNK-BP Finance SA, 7.875%,
                                             3/13/18 (144A)                                        875,000
                                                                                            --------------
                                                                                            $   33,669,221
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.6%
    3,625,000                   BBB/Baa1     Spectra Energy Capital LLC, 6.2%,
                                             4/15/18 (b)                                    $    3,345,897
    1,500,000                   BBB/Baa2     Valero Energy Corp., 9.375%, 3/15/19                1,548,555
    2,820,000                     D/WR       Verasun Energy Corp., 9.875%,
                                             12/15/12 (e)                                        2,707,200
                                                                                            --------------
                                                                                            $    7,601,652
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 2.3%
    1,750,000                   BBB/Baa2     Buckeye Partners LP, 6.05%, 1/15/18            $    1,523,366
      885,000                     B+/B1      Copano Energy LLC, 8.125%, 3/1/16                     747,825
    4,230,000                   BBB/Baa2     DCP Midstream LLC, 9.75%, 3/15/19                   4,193,643
    2,113,000   8.38             BB/Ba1      Enterprise Products, Floating Rate Note,
                                             8/1/66                                              1,415,710
    5,225,000                   BBB/Baa2     Kinder Morgan Energy, 5.95%,
                                             2/15/18 (b)                                         4,757,164
      770,000                     B+/B2      Markwest Energy Partners, 8.75%,
                                             4/15/18                                               537,075
    4,575,000                   BBB-/Baa3    NGPL Pipeco LLC, 6.514%,
                                             12/15/12 (144A)                                     4,370,319


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    25

--------------------------------------------------------------------------------------------------------------
                         Floating      S&P/Moody's
Principal                Rate (d)      Ratings
Amount ($)               (unaudited)   (unaudited)                                               Value
--------------------------------------------------------------------------------------------------------------
                                                      Oil & Gas Storage & Transportation -- (continued)
   3,950,000                             BBB-/Baa3    Plains All America Pipeline, 6.125%,
                                                      1/15/17                                   $    3,356,141
   5,035,000                              BBB+/A3     Questar Pipeline Co., 5.83%, 2/1/18            4,661,428
   2,240,000                   7.20       BB/Ba1      Southern Union Co., 7.2%, 11/1/66              1,120,000
   1,825,000                               A-/A3      Trans-Canada Pipelines, 7.125%,
                                                      1/15/09 (b)                                    1,904,225
                                                                                                --------------
                                                                                                $   28,586,896
                                                                                                --------------
                                                      Total Energy                              $   96,265,819
--------------------------------------------------------------------------------------------------------------
                                                      MATERIALS -- 3.8%
                                                      Aluminum -- 0.3%
   4,507,000                                D/C       Asia Aluminum Holdings Ltd., 8.0%,
                                                      12/23/11 (144A) (e)                       $      315,490
   3,050,000                              CCC+/B3     CII Carbon LLC, 11.125%, 11/15/15              1,799,500
   1,445,000                   6.83       CCC/B3      Noranda Aluminum Acquisition, Floating
                                                      Rate Note, 5/15/15                               447,950
   2,160,000                               B/B3       Novelis, Inc., 7.25%, 2/15/15                    864,000
                                                                                                --------------
                                                                                                $    3,426,940
--------------------------------------------------------------------------------------------------------------
                                                      Commodity Chemicals -- 0.1%
   5,385,000                                C/C       Basell Finance Co., 8.1%, 3/15/27
                                                      (144A) (b) (e)                            $      969,300
   5,090,000                              C/Caa3      Georgia Gulf Corp., 9.5%,
                                                      10/15/14 (b) (e)                                 852,575
                                                                                                --------------
                                                                                                $    1,821,875
--------------------------------------------------------------------------------------------------------------
                                                      Construction Materials -- 0.2%
   2,900,000                   6.64       CCC/NR      C8 Capital SPV Ltd., Floating Rate Note,
                                                      12/31/49                                  $    1,015,116
   4,030,000                              CCC+/B3     U.S. Concrete, Inc., 8.375%, 4/1/14            1,612,000
                                                                                                --------------
                                                                                                $    2,627,116
--------------------------------------------------------------------------------------------------------------
                                                      Diversified Chemical -- 0.0%
   EURO     3,000,000                      CC/Ca      Ineos Group Holdings Plc, 7.875%,
                                                      2/15/16 (144A)                            $      298,856
--------------------------------------------------------------------------------------------------------------
                                                      Diversified Metals & Mining -- 0.6%
     895,000                               B+/B1      FMG Finance Pty, Ltd., 10.625%,
                                                      9/1/16 (144A)                             $      751,800
   4,200,000                   5.88      BBB-/Ba2     Freeport-McMoran Copper & Gold, Inc.,
                                                      Floating Rate Note, 4/1/15 (b)                 3,454,500
   5,980,000                              BB/Ba2      Vedenta Resources Plc, 9.5%,
                                                      7/18/18 (144A)                                 3,767,400
                                                                                                --------------
                                                                                                $    7,973,700
--------------------------------------------------------------------------------------------------------------
                                                      Fertilizers & Agricultural Chemicals -- 0.5%
   7,335,000                             BBB/Baa2     AGRIUM, Inc. 6.75%, 1/15/19               $    6,834,357
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
26    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Forest Products -- 0.0%
      503,951                    B-/Caa3     Ainsworth Lumber Co., Ltd., 11.0%,
                                             7/29/15 (144A) (b)                          $      146,146
-------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.3%
     835,000                      B-/B3      AEP Industries, Inc., 7.875%, 3/15/13       $      484,300
   1,935,000                     BB-/B1      Consol Glass, Ltd., 7.625%,
                                             4/15/14 (144A)                                   1,619,204
   2,130,000                     BB+/Ba2     Greif Brothers Corp., 6.75%, 2/1/17              1,932,975
                                                                                         --------------
                                                                                         $    4,036,479
-------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.7%
   7,201,000                    CCC+/Caa1    Graham Packaging Co., 8.5%,
                                             10/15/12 (b)                                $    5,526,768
     400,000                      B-/B3      Graphic Packaging Co., 8.5%,
                                             8/15/11 (b)                                        346,000
   4,035,000                      B-/B3      Graphic Packaging Co., 9.5%,
                                             8/15/13 (b)                                      2,885,025
                                                                                         --------------
                                                                                         $    8,757,793
-------------------------------------------------------------------------------------------------------
                                             Precious Metals & Minerals -- 0.2%
   2,750,000                     BB-/Ba2     Alrosa Finance SA, 8.875%,
                                             11/17/14 (144A)                             $    1,925,000
-------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.1%
     815,000                       D/C       Arco Chemical Co., 9.8%, 2/1/20 (b) (e)     $       81,500
   2,570,000                    CCC-/Caa2    Kronos International, Inc., 6.5%, 4/15/13          716,857
                                                                                         --------------
                                                                                         $      798,357
-------------------------------------------------------------------------------------------------------
                                             Steel -- 0.8%
   5,110,000                    BBB+/Baa2    ArcelorMittal, 6.125%, 6/1/18               $    3,696,835
   1,675,000                    BBB/Baa2     Commercial Metals Co., 7.35%, 8/15/18            1,307,173
   2,480,000                     BB-/B1      Evraz Group SA, 8.875%,
                                             4/24/13 (144A)                                   1,574,800
   4,555,000                      A/A1       POSCO, 8.75%, 3/26/14                            4,734,831
                                                                                         --------------
                                                                                         $   11,313,639
                                                                                         --------------
                                             Total Materials                             $   49,960,258
-------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 5.5%
                                             Aerospace & Defense -- 1.0%
   3,500,000                      B-/B3      Aeroflex, Inc., 11.75%, 2/15/15             $    2,458,750
   5,115,000                     BB+/Ba3     BE Aerospace, Inc., 8.5%, 7/1/18 (b)             4,264,631
   4,255,000                      B+/B1      Esterline Technology Corp., 7.75%,
                                             6/15/13                                          4,074,163
     400,000                     BB+/Ba3     L-3 Communications Corp., 6.125%,
                                             1/15/14                                            378,000
                                                                                         --------------
                                                                                         $   11,175,544
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    27

---------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.1%
    3,852,000         6.72      CCC/BBB-     C10 Capital SPV, Ltd., Floating Rate Note,
                                             12/31/49 (b)                                  $    1,349,124
---------------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.5%
   3,550,000                     BB-/Ba3     Dycom Industries, Inc., 8.125%,
                                             10/15/15                                      $    2,804,500
   1,545,000          6.65        B/B2       Esco Corp., Floating Rate Note,
                                             12/15/13 (144A)                                      973,350
   3,720,000                      B+/B1      Mastec, Inc., 7.625%, 2/1/17                       3,027,150
                                                                                           --------------
                                                                                           $    6,805,000
---------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery & Heavy Trucks -- 0.6%
   5,880,000                     BB-/B1      American Railcar Industries, Inc., 7.5%,
                                             3/1/14                                        $    4,086,600
   2,500,000                     B/Caa3      Commercial Vehicle Group, 8.0%, 7/1/13               550,000
   6,255,000                    CCC/Caa1     Greenbrier Co., Inc., 8.375%, 5/15/15              2,478,544
   1,120,000                     B-/Caa1     Titan Wheel International, Inc., 8.0%,
                                             1/15/12                                              873,600
                                                                                           --------------
                                                                                           $    7,988,744
---------------------------------------------------------------------------------------------------------
                                             Electrical Component & Equipment -- 1.3%
   5,609,000                     BB+/Ba2     Anixter International Corp., 5.95%,
                                             3/1/15                                        $    4,318,930
   4,585,000                      B/B3       Baldor Electric Co., 8.625%, 2/15/17 (b)           3,633,613
   5,010,000                     B+/Ba2      Belden CDT, Inc., 7.0%, 3/15/17                    4,108,200
   7,130,000                      B+/B1      General Cable Corp., 1.0%, 10/15/12 (b)            5,053,388
                                                                                           --------------
                                                                                           $   17,114,131
---------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.7%
   3,890,000                      B+/B2      Kansas City Southern, 8.0%, 6/1/15            $    3,238,425
   1,655,000                     CCC+/B3     Park-Ohio Industries, Inc., 8.375%,
                                             11/15/14                                             628,900
   1,770,000                     BB+/Ba2     Stena AB, 6.125%, 2/1/17 (144A)                    1,151,992
   4,270,000                    BBB-/Baa2    Tyco Electronics Group SA, 6.55%,
                                             10/1/17                                            3,231,177
     750,000                    BBB+/Baa1    TYCO International Group SA, 8.5%,
                                             1/15/19                                              774,141
                                                                                           --------------
                                                                                           $    9,024,635
---------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.5%
   2,150,000                      BB/B1      Gardner Denver, Inc., 8.0%, 5/1/13
                                             (144A)                                        $    1,865,125
   3,160,000                      B/NA       Industrias Metalurgicas Pescar, 11.25%,
                                             10/22/14                                           1,264,000
   5,125,000                     B/Caa1      Mueller Water Products, Inc., 7.375%,
                                             6/1/17                                             2,639,375
                                                                                           --------------
                                                                                           $    5,768,500
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

-----------------------------------------------------------------------------------------------------------
                         Floating      S&P/Moody's
Principal                Rate (d)      Ratings
Amount ($)               (unaudited)   (unaudited)                                           Value
-----------------------------------------------------------------------------------------------------------
                                                      Trading Companies & Distributors -- 0.8%
           1,520,000                      BB-/Ba2     Ace Hardware Corp., 9.125%,
                                                      6/1/16 (144A)                          $    1,246,400
           6,535,000                     BBB+/Baa1    GATX Financial Corp., 6.0%, 2/15/18         5,308,106
           8,380,000                     BBB-/Baa2    Glencore Funding LLC, 6.0%,
                                                      4/15/14 (144A)                              3,761,899
                                                                                             --------------
                                                                                             $   10,316,405
                                                                                             --------------
                                                      Total Capital Goods                    $   69,542,083
-----------------------------------------------------------------------------------------------------------
                                                      COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                                      Environmental & Facilities Services -- 0.0%
           1,695,000                       D/WR       Aleris International, Inc., 9.0%,
                                                      12/15/14 (e)                           $        1,187
             288,000                      BB-/Ba2     Clean Harbors, Inc., 11.25%,
                                                      7/15/12 (144A)                                288,000
                                                                                             --------------
                                                                                             $      289,187
                                                                                             --------------
                                                      Total Commercial Services & Supplies   $      289,187
-----------------------------------------------------------------------------------------------------------
                                                      TRANSPORTATION -- 1.1%
                                                      Air Freight & Couriers -- 0.1%
             900,000                     CCC+/Caa1    Ceva Group PLC, 10.0%, 9/1/14 (144A)   $      344,250
   EURO    3,815,000                     CCC+/Caa1    Ceva Group PLC, 8.5%, 12/1/14 (144A)          861,437
                                                                                             --------------
                                                                                             $    1,205,687
-----------------------------------------------------------------------------------------------------------
                                                      Airlines -- 0.3%
             824,036                      B-/Ba3      Continental Airlines, Inc., 7.461%,
                                                      4/1/13                                 $      608,221
           1,685,112                      BB+/Ba1     Continental Airlines, Inc., 6.795%,
                                                      8/2/18                                      1,196,430
           2,081,228                       B+/WR      Delta Airlines, Inc., 7.779%, 1/2/12        1,748,232
                                                                                             --------------
                                                                                             $    3,552,883
-----------------------------------------------------------------------------------------------------------
                                                      Marine -- 0.1%
           1,780,000                      BB-/NR      CMA CGM SA, 7.25%, 2/1/13 (144A) (b)   $      685,300
-----------------------------------------------------------------------------------------------------------
                                                      Railroads -- 0.6%
           2,530,000                     BBB/Baa1     Burlington Sante Fe Corp., 5.75%,
                                                      3/15/08                                $    2,496,905
           2,950,000                       B+/B2      Kansas City Southern Mexico, 7.375%,
                                                      6/1/14                                      2,330,500
           2,185,000                       B+/B2      Kansas City Southern Mexico, 7.625%,
                                                      12/1/13                                     1,769,850
           1,245,000                     BBB/Baa2     Union Pacific Corp., 7.875%, 1/15/19        1,373,010
                                                                                             --------------
                                                                                             $    7,970,265
                                                                                             --------------
                                                      Total Transportation                   $   13,414,135
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    29

--------------------------------------------------------------------------------------------------------------
                         Floating      S&P/Moody's
Principal                Rate (d)      Ratings
Amount ($)               (unaudited)   (unaudited)                                               Value
--------------------------------------------------------------------------------------------------------------
                                                      AUTOMOBILES & COMPONENTS -- 0.5%
                                                      Auto Parts & Equipment -- 0.5%
   2,750,000                             CCC+/Caa2    Allison Transmission, Inc., 11.0%,
                                                      11/1/15 (144A) (b)                        $    1,306,250
   4,140,000                              C/Caa1      Cooper Standard Auto, 7.0%, 12/15/12             496,800
   7,215,000                             CCC/Caa2     Lear Corp., 8.75%, 12/1/16                     1,479,075
   3,555,000                             CCC/Caa2     Tenneco Automotive, Inc., 8.625%,
                                                      11/15/14 (b)                                     657,675
   5,635,000                              B/Caa2      TRW Automotive, Inc., 7.25%,
                                                      3/15/17 (b)                                    2,338,525
                                                                                                --------------
                                                                                                $    6,278,325
                                                                                                --------------
                                                      Total Automobiles & Components            $    6,278,325
--------------------------------------------------------------------------------------------------------------
                                                      CONSUMER DURABLES & APPAREL -- 0.9%
                                                      Homebuilding -- 0.3%
   5,079,000                               B+/B1      Meritage Homes Corp., 6.25%, 3/15/15      $    3,098,190
   1,540,000                              BB-/Ba3     Urbi Desarrollos Urbanos SA, 8.5%,
                                                      4/19/16 (144A)                                 1,031,800
                                                                                                --------------
                                                                                                $    4,129,990
--------------------------------------------------------------------------------------------------------------
                                                      Household Appliances -- 0.3%
   4,940,000                             BBB-/Baa3    Whirlpool Corp., 5.5%, 3/1/13             $    4,066,643
--------------------------------------------------------------------------------------------------------------
                                                      Housewares & Specialties -- 0.2%
   2,580,000                               B-/B3      Yankee Acquisition Corp., 8.5%,
                                                      2/15/15 (b)                               $    1,419,000
   2,355,000                             CCC+/Caa1    Yankee Acquisition Corp., 9.75%,
                                                      2/15/17 (b)                                    1,130,400
                                                                                                --------------
                                                                                                $    2,549,400
--------------------------------------------------------------------------------------------------------------
                                                      Textiles -- 0.1%
   1,015,000                               B/Ba3      Invista, 9.25%, 5/1/12 (144A)             $      908,425
                                                                                                --------------
                                                      Total Consumer Durables & Apparel         $   11,654,458
--------------------------------------------------------------------------------------------------------------
                                                      CONSUMER SERVICES -- 1.6%
                                                      Casinos & Gaming -- 1.3%
   5,415,000                               B+/B2      Codere Finance SA, 8.25%,
                                                      6/15/15 (144A)                            $    2,625,254
   EURO     7,530,000    8.25             BB/Ba3      Lottomatica S.p.A., Floating Rate Note,
                                                      3/31/66 (144A)                                 6,451,114
   1,875,000                               B+/B2      Mashantucket Pequot Tribe, 8.5%,
                                                      11/15/15 (144A)                                  318,750
   2,841,000                               B/B3       Peermont Global, Ltd., 7.75%,
                                                      4/30/14 (144A)                                 2,018,855
   3,960,000                              BB-/Ba3     Scientific Games Corp., 6.25%, 12/15/12        3,465,000

The accompanying notes are an integral part of these financial statements.

30    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

-----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                             Casinos & Gaming -- (continued)
    4,970,000                     B/B3       Shingle Springs Tribal, 9.375%,
                                             6/15/15 (144A)                            $    2,062,550
    3,997,000                      D/C       Station Casinos, Inc., 6.625%,
                                             3/15/18 (e)                                       79,940
                                                                                       --------------
                                                                                       $   17,021,463
-----------------------------------------------------------------------------------------------------
                                             Education Services -- 0.2%
    2,820,000         3.70       AAA/Aaa     President & Fellows of Harvard, Floating
                                             Rate Note, 3.7%, 4/1/13                   $    2,798,286
-----------------------------------------------------------------------------------------------------
                                             Leisure Facilities -- 0.1%
    1,655,000                     B/B3       Firekeepers Development Authority,
                                             13.875%, 5/1/15 (144A)                    $    1,009,550
                                                                                       --------------
                                             Total Consumer Services                   $   20,829,299
-----------------------------------------------------------------------------------------------------
                                             MEDIA -- 2.0%
                                             Broadcasting -- 1.9%
    3,390,000                   BBB+/Baa1    Grupo Telivisa SA, 6.0%, 5/15/18 (144A)   $    3,071,476
    4,265,000                     B/B1       Hughes Network Systems, LLC, 9.5%,
                                             4/15/14                                        3,817,175
    3,000,000                   CCC+/Caa2    Intelsat Bermuda, Ltd., 11.5%,
                                             2/4/17 (144A)                                  1,800,000
    7,500,000                    BB-/B3      Intelsat Sub Holdings Co., Ltd., 8.5%,
                                             1/15/13 (144A)                                 7,068,750
    3,850,000                     B/B2       Kabel Deutschland GMBH, 10.625%,
                                             7/1/14                                         3,888,500
    4,125,000                    B-/Caa1     Telesat Canada, 12.5%, 11/1/17                 3,052,500
    6,320,000                   CCC/Caa2     Univision Communications, Inc., 9.75%,
                                             3/15/15 (PIK) (144A)                             632,000
                                                                                       --------------
                                                                                       $   23,330,401
-----------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.1%
    1,100,000                   BBB/Baa2     Time Warner Cable, Inc., 8.25%,
                                             4/1/19 (b)                                $    1,130,384
      640,000                   BBB/Baa2     Time Warner Cable, Inc., 8.75, 2/14/19           679,569
                                                                                       --------------
                                                                                       $    1,809,953
                                                                                       --------------
                                             Total Media                               $   25,140,354
-----------------------------------------------------------------------------------------------------
                                             RETAILING -- 1.2%
                                             Apparel Retail -- 0.3%
    2,335,000                     B-/B3      Brown Shoe Co., Inc., 8.75%, 5/1/12       $    1,891,350
    2,530,000         8.21       BB-/B2      Edcon Proprietary, Ltd., Floating Rate
                                             Note, 6/15/14 (144A)                           1,260,178
                                                                                       --------------
                                                                                       $    3,151,528
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    31

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Internet Retail -- 0.5%
    1,785,000                    BB/Ba2      Expedia, Inc., 8.5%, 7/1/16 (144A)         $    1,517,250
    7,395,000                    BB-/Ba3     Ticketmaster, 10.75%, 7/28/16                   5,028,600
                                                                                        --------------
                                                                                        $    6,545,850
------------------------------------------------------------------------------------------------------
                                             Specialty Stores -- 0.4%
    5,205,000                     B/B3       Sally Holdings LLC, 9.25%,
                                             11/15/14 (144A) (b)                        $    4,931,738
                                                                                        --------------
                                             Total Retailing                            $   14,629,116
------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 1.7%
                                             Agricultural Products -- 0.5%
    1,440,000                     B-/B3      American Rock Salt Co., LLC, 9.5%,
                                             3/15/14                                    $    1,407,600
    4,035,000                     A/A2       CARGILL, Inc., 5.2%, 1/22/13 (144A)             3,948,062
    1,815,000                    BB-/Ba3     Cosan Finance, Ltd., 7.0%,
                                             2/1/17 (144A) (b)                               1,161,600
                                                                                        --------------
                                                                                        $    6,517,262
------------------------------------------------------------------------------------------------------
                                             Brewers -- 0.5%
    2,735,000                   BBB+/Baa2    Anheuser-Busch InBev Worldwide, Inc.,
                                             7.75%, 1/15/19 (144A)                      $    2,727,071
      535,000                   BBB/Baa1     Cia Brasileira de Bebida, 10.5%,
                                             12/15/11                                          602,410
    2,530,000                   BBB/Baa1     Cia Brasileira de Bebida, 8.75%, 9/15/13        2,757,700
                                                                                        --------------
                                                                                        $    6,087,181
------------------------------------------------------------------------------------------------------
                                             Distillers & Vintners -- 0.4%
    4,940,000                    BB-/Ba3     Constellation Brands, Inc., 8.375%,
                                             12/15/14 (b)                               $    4,964,700
------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.1%
      750,000                    B+/Ba3      Bertin, Ltd, 10.25%, 10/5/16 (144A)        $      330,000
    1,855,000                     D/WR       Independencia International, 9.875%,
                                             5/15/15 (144A) (e)                                296,800
    1,250,000                     B/NA       Minerva Overseas, Ltd., 9.5%,
                                             2/1/17 (144A)                                     487,500
                                                                                        --------------
                                                                                        $    1,114,300
------------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.2%
    1,430,000                     B+/B2      Alliance One International, Inc., 11.0%,
                                             5/15/12                                    $    1,329,900
    1,965,000                     B+/B2      Alliance One International, Inc., 8.5%,
                                             5/15/12                                         1,670,250
                                                                                        --------------
                                                                                        $    3,000,150
                                                                                        --------------
                                             Total Food, Beverage & Tobacco             $   21,683,593
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                             Household Products -- 0.1%
    2,205,000                   CCC+/Caa1    Central Garden, 9.125%, 2/1/13 (b)       $    1,741,950
                                                                                      --------------
                                             Total Household & Personal Products      $    1,741,950
----------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                                             Health Care Facilities -- 0.7%
    1,220,000                    BB/Ba1      Fresenius US Finance II, Inc., 9.0%,
                                             7/15/15 (b)                              $    1,268,800
    2,555,000                    BB-/B2      HCA, Inc., 9.125%, 11/15/14 (b)               2,401,700
    5,850,000                    BB-/B2      HCA, Inc., 9.625%, 11/15/16                   4,665,375
                                                                                      --------------
                                                                                      $    8,335,875
----------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.2%
    2,665,000                     B-/B2      Rural/Metro Corp., 9.875%, 3/15/15       $    2,158,650
----------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.4%
    6,105,000                     B-/B3      Biomet, Inc., 10.375%, 10/15/17          $    5,158,725
----------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.2%
    3,790,000                    A-/Baa1     United Health Group, 4.875%, 2/15/13     $    3,691,396
                                                                                      --------------
                                             Total Health Care Equipment & Services   $   19,344,646
----------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 0.9%
                                             Biotechnology -- 0.6%
    6,550,000                   BBB+/Baa3    Biogen Idec, Inc., 6.0%, 3/1/13          $    6,637,600
    1,977,000                     B/B3       Warner Chilcott Corp., 8.75%, 2/1/15          1,897,920
                                                                                      --------------
                                                                                      $    8,535,520
----------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.3%
    1,980,000                      C/C       Angiotech Pharmaceutical, Inc., 7.75%,
                                             4/1/14                                   $      564,300
    2,800,000                     B/B2       Phibro Animal Health Corp., 10.0%,
                                             8/1/13 (144A)                                 2,240,000
                                                                                      --------------
                                                                                      $    2,804,300
                                                                                      --------------
                                             Total Pharmaceuticals & Biotechnology    $   11,339,820
----------------------------------------------------------------------------------------------------
                                             BANKS -- 3.3%
                                             Diversified Banks -- 1.5%
    3,206,500                   BBB-/Ba1     Alfa Div Pymt Rights Finance, 7.23563%,
                                             12/15/11 (144A)                          $    2,533,135
    2,725,000                    NR/Ba1      ATF Bank JSC, 9.25%, 4/12/12 (144A)           1,471,500
      975,000                    NR/Ba1      ATF Capital BV, 9.25%, 2/21/14 (144A)           399,750
    1,700,000   8.87             NR/Ba1      Banco Macro SA, Floating Rate Note,
                                             6/7/12                                          544,000
    1,000,000                    AAA/Aaa     Council of Europe, 5.5%, 1/18/12                727,128
    2,420,000                    BB-/Ba3     Kazkommerts International BV, 8.0%,
                                             11/3/15                                       1,040,600


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    33

--------------------------------------------------------------------------------------------------------------
                        Floating      S&P/Moody's
Principal               Rate (d)      Ratings
Amount ($)              (unaudited)   (unaudited)                                                Value
--------------------------------------------------------------------------------------------------------------
                                                     Diversified Banks -- (continued)
   1,650,000                             B+/Ba2      Russian Stand Bank, 7.5%,
                                                     10/7/10 (144A)                             $      907,500
   3,000,000                             NA/Ba3      Sibacademfinance Plc, 9.0%,
                                                     5/12/09 (144A) (b)                              3,004,380
   3,170,000                              C/Ca       Turanalem Finance BV, 8.5%,
                                                     2/10/15 (144A) (b)                                634,000
   4,020,000                              AA/A1      Wachovia Corp., 5.75%, 6/15/17 (b)              3,587,460
   3,725,000                              AA/A1      Wells Fargo Co., 4.375%, 1/31/13 (b)            3,471,890
                                                                                                --------------
                                                                                                $   18,321,343
--------------------------------------------------------------------------------------------------------------
                                                     Regional Banks -- 1.8%
   1,180,000                              A/A1       American Express Bank FSB, 5.5%,
                                                     4/16/13                                    $    1,017,741
   1,500,000                              A/NR       Cobank, ACB, 7.875%, 4/16/18 (144A)             1,463,948
   1,210,000                              A-/A2      Keycorp, 6.5%, 5/14/13 (b)                      1,180,760
   2,850,000                             A+/Aa3      Mellon Funding Corp., 5.5%, 11/15/18            2,604,247
   1,650,000                              A/A1       PNC Bank NA, 6.0%, 12/7/17                      1,515,670
   9,510,000                  8.25       BBB/A3      PNC Funding Corp., Floating Rate Note,
                                                     5/29/49                                         5,230,500
   3,580,000                             A-/Baa1     Sovereign Bancorp, 8.75%, 5/30/18               2,881,900
   4,020,000                             AA/Aa3      Wachovia Bank NA, 6.0%, 11/15/17                3,507,362
   2,000,000                              A/A3       Wells Fargo Capital, 9.75%, 12/29/49            1,460,000
   1,195,000                             BBB/NR      Zions BanCorp, 5.5%, 11/16/15                     777,610
   1,920,000                            BBB/Baa1     Zions BanCorp, 6.0%, 9/15/15                    1,352,333
                                                                                                --------------
                                                                                                $   22,992,071
--------------------------------------------------------------------------------------------------------------
                                                     Thrifts & Mortgage Finance -- 0.0%
    DKK        1,245                     AA/Aa1      Nykredit, 6.0%, 10/1/29                    $          228
    DKK       55,325                     AA/Aa1      Nykredit, 7.0%, 10/1/32                            10,335
                                                                                                --------------
                                                                                                $       10,563
                                                                                                --------------
                                                     Total Banks                                $   41,323,977
--------------------------------------------------------------------------------------------------------------
                                                     DIVERSIFIED FINANCIALS -- 5.0%
                                                     Consumer Finance -- 1.0%
   5,195,000                            BB+/Baa2     American General Finance, 6.9%,
                                                     12/15/17                                   $    1,820,780
   6,250,000                              A+/A1      American Honda Finance, 6.7%, 10/1/13
                                                     (144A)                                          6,116,481
   4,180,000                            CCC+/Caa1    Ford Motor Credit Co., 5.7%, 1/15/10 (b)        3,580,425
   4,559,000                  4.00      BBB-/Baa2    SLM Corp., Floating Rate Note, 7/25/14          1,871,880
                                                                                                --------------
                                                                                                $   13,389,566
--------------------------------------------------------------------------------------------------------------
                                                     Diversified Financial Services -- 1.0%
  11,100,000                             BBB+/A2     JPMorgan Chase & Co., 7.9%, 4/29/49        $    7,133,304
   2,418,293                  0.00       A-/Baa1     PF Export Receivable Master Trust,
                                                     6.436%, 6/1/15 (144A)                           2,394,110

The accompanying notes are an integral part of these financial statements.

34    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

--------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- (continued)
    2,672,583   0.00            BBB/Baa2     Power Receivables Finance LLC, 6.29%,
                                             1/1/12 (144A)                                $    2,615,577
                                                                                          --------------
                                                                                          $   12,142,991
--------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 1.4%
   18,310,000   5.79             BBB/A3      Goldman Sachs Capital, Floating Rate
                                             Note, 12/29/49                               $    7,623,204
    3,820,000                     A/A2       Merrill Lynch & Co., 5.45%, 2/5/13                3,131,483
    7,175,000                     A/A2       Morgan Stanley Dean Witter, 6.625%,
                                             4/1/18 (b)                                        6,841,413
                                                                                          --------------
                                                                                          $   17,596,100
--------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 1.6%
    6,125,000                   BBB/Baa2     CIT Group, Inc., 7.625%, 11/30/12            $    4,508,190
    6,737,615                    NR/Baa3     Coso Geothermal Power, 7.0%, 7/15/26
                                             (144A)                                            5,479,702
    1,000,000   9.04              BB/NR      Eurus, Ltd., Floating Rate Note, 4/8/09           1,000,300
      920,000                   BBB+/Baa2    International Lease Finance Corp.,
                                             6.625%, 11/15/13                                    509,587
    2,975,000                   BBB+/Baa2    International Lease Finance Corp. 6.375%,
                                             3/25/13                                           1,643,979
    4,100,000                     A+/A1      National Rural Utilities Corp., 10.375%,
                                             11/1/18                                           4,746,603
    8,200,000   7.68             CCC+/B3     NCO Group, Inc., Floating Rate Note,
                                             11/15/13                                          2,788,000
                                                                                          --------------
                                                                                          $   20,676,361
                                                                                          --------------
                                             Total Diversified Financials                 $   63,805,018
--------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 2.6%
                                             Insurance Brokers -- 0.1%
      565,000                   CCC+/Caa1    Hub International Holdings, Ltd., 10.25%,
                                             6/15/15 (144A)                               $      268,375
    1,700,000   6.68             CCC/B3      Usi Holdings Corp., Floating Rate Note,
                                             11/15/14                                            799,000
                                                                                          --------------
                                                                                          $    1,067,375
--------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 0.2%
    3,645,000                    A/Baa2      Prudential Financial, Inc., 5.15%,
                                             1/15/13                                      $    2,709,277
--------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.3%
    6,450,000   7.00             BB/Baa3     Liberty Mutual Group, 7.0%, 3/15/37
                                             (144A)                                       $    2,324,838
    1,560,000                   BBB-/Baa2    Liberty Mutual Group, 7.3%, 6/15/14
                                             (144A)                                            1,233,213

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    35

------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
------------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- (continued)
    1,455,000        10.75       BB/Baa3     Liberty Mutual Group, Floating Rate Note,
                                             6/15/58 (144A)                                   $      712,950
                                                                                              --------------
                                                                                              $    4,271,001
------------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.9%
    1,400,000         7.19       BB+/NR      Blue Fin, Ltd., Floating Rate Note,
                                             4/10/12                                          $    1,177,960
    7,171,000                   BBB-/Baa3    Hanover Insurance Group, Inc., 7.625%,
                                             10/15/25                                              4,876,280
    5,250,000                     B/NR       Kingsway America, Inc., 7.5%, 2/1/14                  3,399,900
    4,475,000        14.00      BBB-/Caa2    MBIA, Inc., Floating Rate Note, 1/15/33
                                             (144A) (b)                                            1,387,250
                                                                                              --------------
                                                                                              $   10,841,390
------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 1.1%
      850,000        15.20        B-/NR      Atlas Reinsurance Plc, Floating Rate Note,
                                             1/10/11, Cat Bond (144A)                         $    1,113,433
      900,000         8.92       BB+/NR      Caelus Re, Ltd., Floating Rate Note,
                                             6/7/11                                                  839,070
    1,775,000        12.03        NR/B3      Globecat, Ltd., Cat Bond, Floating Rate
                                             Note, 1/2/13 (144A)                                   1,639,213
      250,000         8.78        NR/B1      Globecat, Ltd., Cat Bond, Floating Rate
                                             Note, 1/2/13 (144A)                                     231,325
      650,000         8.56       BB+/NR      Green Valley, Ltd., Floating Rate Note,
                                             1/10/11 (144A)                                          817,777
    1,760,000         7.20       NA/Ba2      Muteki, Ltd., Cat Bond, Floating Rate Note,
                                             5/24/11                                               1,645,952
      500,000        13.33        BB/NR      Mystic Re, Floating Rate Note, 3/20/12                  499,200
      500,000         8.26       BB+/NR      Mystic Re, Floating Rate Note, 5/31/09                  496,950
      275,000         7.45       BB+/NA      Newton Re, Ltd., Cat Bond, Floating Rate
                                             Note, 12/24/10 (144A)                                   271,398
      565,000         9.75        BB/NA      Newton Re, Ltd., Cat Bond, Floating Rate
                                             Note, 12/24/10 (144A)                                   532,965
    7,625,000                    BBB+/NA     Platinum Underwriters HD, 7.5%, 6/1/17                4,840,747
    1,000,000         9.40        BB/NA      Residential Re, Floating Rate Note,
                                             6/6/11                                                  944,500
      300,000        12.68        B+/NA      Residential Rein, Cat Bond, Floating Rate
                                             Note, 6/5/09                                            299,040
      250,000        27.67        NA/NA      Successor II, Ltd., Cat Bond, Floating Rate
                                             Note, 4/6/10                                            231,175
      500,000         7.92        D/NR       Willow RE, Ltd., Floating Rate Note,
                                             6/16/10 (144A) (e)                                      225,000
                                                                                              --------------
                                                                                              $   14,627,745
                                                                                              --------------
                                             Total Insurance                                  $   33,516,788
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.3%
                                             Diversified Real Estate Activities -- 0.3%
    5,200,000                     A-/A2      WEA Finance LLC, 7.125%, 4/15/18           $    4,062,661
------------------------------------------------------------------------------------------------------
                                             Real Estate Operating Companies -- 0.3%
      650,000   9.08              B-/NR      Alto Palermo SA, Floating Rate Note,
                                             6/11/12 (144A)                             $      313,950
    6,550,000                     B+/B1      Forest City Enterprises, Inc., 7.625%,
                                             6/1/15                                          2,816,500
                                                                                        --------------
                                                                                        $    3,130,450
------------------------------------------------------------------------------------------------------
                                             Retail Real Estate Investment Trust -- 0.5%
    6,390,000                    AA+/Aa2     Trustreet Properties, Inc., 7.5%, 4/1/15   $    6,294,757
------------------------------------------------------------------------------------------------------
                                             Specialized Real Estate Investment Trust -- 0.2%
    1,750,000                   BBB-/Baa2    Health Care REIT, Inc., 6.2%, 6/1/16       $    1,351,502
    1,550,000                   BBB-/Ba1     Ventas Realty Capital Corp., 7.125%,
                                             6/1/15 (144A)                                   1,395,000
                                                                                        --------------
                                                                                        $    2,746,502
                                                                                        --------------
                                             Total Real Estate                          $   16,234,370
------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.8%
                                             Data Processing & Outsourced Services -- 0.5%
    9,500,000                     B-/B3      First Data Corp., 9.875%,
                                             9/24/15 (144A) (b)                         $    5,557,500
------------------------------------------------------------------------------------------------------
                                             It Consulting & Other Services -- 0.3%
    5,705,000                    B-/Caa1     Sungard Data Systems, Inc., 10.25%,
                                             8/15/15 (b)                                $    3,993,500
                                                                                        --------------
                                             Total Software & Services                  $    9,551,000
------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                             Electronic Manufacturing Services -- 0.1%
    1,570,000                    BB-/Ba2     Flextronics International, Ltd., 6.5%,
                                             5/15/13                                    $    1,397,300
                                                                                        --------------
                                             Total Technology Hardware & Equipment      $    1,397,300
------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS -- 0.3%
                                             Semiconductor Equipment -- 0.3%
    4,035,000                   BBB/Baa1     Klac Instruments Corp., 6.9%, 5/1/18       $    3,189,506
                                                                                        --------------
                                             Total Semiconductors                       $    3,189,506
------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 3.1%
                                             Integrated Telecommunication Services -- 2.5%
    5,845,000                     NR/B1      Digicel, Ltd., 9.25%, 9/1/12 (144A) (b)    $    5,158,213
    3,200,000                   BBB-/Baa3    Embarq Corp., 7.082%, 6/1/16 (b)                2,880,000
    4,700,000                     B-/B2      GC Impsat Hldgs I Plc, 9.872%,
                                             2/15/17 (144A)                                  3,149,000
    3,690,000                     B/B3       GCI, Inc., 7.25%, 2/15/14                       3,228,750

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    37

-----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                             Integrated Telecommunication Services -- (continued)
    3,035,000   10.46             B+/B1      Nordic Telephone Company Holdings,
                                             Floating Rate Note, 5/1/16 (144A)         $    3,184,680
    4,734,000                   CCC+/Caa1    Paetec Holdings Corp., 9.5%,
                                             7/15/15 (b)                                    3,313,800
    3,315,000                     A/A3       Verizon Communications, Inc., 8.75%,
                                             11/1/18                                        3,792,957
    5,320,000                    BB/Ba3      Windstream Corp., 8.625%, 8/1/16 (b)           5,226,900
                                                                                       --------------
                                                                                       $   29,934,300
-----------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 0.6%
    3,500,000                     B/B3       Metropcs Wireless, Inc., 9.25%, 11/1/14   $    3,377,500
    5,935,000                     B-/B2      True Move Co., Ltd., 10.75%,
                                             12/16/13 (144A)                                2,848,800
    4,195,000                    BB+/Ba2     Vip Fin, 9.125%, 4/30/18 (144A)                2,579,925
                                                                                       --------------
                                                                                       $    8,806,225
                                                                                       --------------
                                             Total Telecommunication Services          $   38,740,525
-----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 4.4%
                                             Electric Utilities -- 1.9%
    4,175,000                     NA/B3      Caiua Serv Electricidad, 11.125%,
                                             4/2/49 (144A)                             $    1,523,875
    1,825,000                   BBB+/Baa2    CenterPoint Energy Houston Electric LLC,
                                             7.0%, 3/1/14                                   1,905,208
    2,878,305                    BB-/Ba2     FPL Energy Wind Funding, 6.876%,
                                             6/27/17 (144A)                                 2,590,475
    2,475,000                   BBB/Baa2     Israel Electric Corp., Ltd., 7.25%,
                                             1/15/19 (144A)                                 2,484,281
    1,330,000                   BBB/Baa2     Israel Electric Corp., Ltd., 9.375%,
                                             1/28/20 (144A)                                 1,486,275
    3,000,000                     NR/NR      Power Contract Financing LLC, 0.681%,
                                             2/5/10 (144A)                                  2,850,000
    1,430,000                   BB+/Baa3     Public Service of New Mexico, 7.95%,
                                             5/15/18                                        1,254,825
      790,000                     A/A2       Southern California Edison Co., 5.75%,
                                             3/15/14                                          854,161
    6,205,000                   CCC/Caa1     TXU Energy Co., 10.25%, 11/1/15 (b)            3,102,500
    4,125,000                   BBB+/Baa2    West Penn Power Co., 5.95%, 12/15/17           3,736,887
    1,650,000                     NA/NA      White Pine Hydro Portfolio, LLC 7.26%,
                                             7/20/15                                        1,484,965
                                                                                       --------------
                                                                                       $   23,273,452
-----------------------------------------------------------------------------------------------------
                                             Gas Utilities -- 0.7%
    1,000,000                     B+/B1      Inergy LP, 8.25%, 3/1/16                  $      950,000
    1,965,000                    A+/Aa2      Nakilat, Inc., 6.067%, 12/31/33 (144A)         1,329,362
    3,820,000                     A/Aa3      Nakilat, Inc., 6.267%, 12/31/33 (144A)         2,570,020

The accompanying notes are an integral part of these financial statements.

38    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                             Gas Utilities -- (continued)
    6,895,000                     B-/B2      Transport De Gas Del Sur, 7.875%,
                                             5/14/17 (144A)                           $    3,930,150
                                                                                      --------------
                                                                                      $    8,779,532
----------------------------------------------------------------------------------------------------
                                             Independent Power Producer & Energy Traders -- 1.2%
    5,870,000                    BB-/Ba3     Intergen NV, 9.0%, 6/30/17               $    5,312,350
    2,356,200                    NR/Ba1      Juniper Generation LLC, 6.79%,
                                             12/31/14 (144A)                               2,134,434
    3,775,000                   BBB-/Baa3    Kiowa Power Partners LLC, 5.737%,
                                             3/30/21 (144A)                                2,875,908
    2,980,000                   BBB-/Baa3    Panoche Energy Center LLC, 6.885%,
                                             7/31/29 (144A)                                2,425,154
    2,806,218                    BB/Ba2      Tenaska Alabama, 7.0%, 6/30/21 (144A)         2,165,034
                                                                                      --------------
                                                                                      $   14,912,880
----------------------------------------------------------------------------------------------------
                                             Multi-Utilities -- 0.6%
    3,700,000                    BB/Ba2      NSG Holdings LLC, 7.75%, 12/15/25
                                               (144A)                                 $    2,923,000
    5,127,982                     NR/NR      Ormat Funding Corp., 8.25%, 12/30/20          3,845,980
    1,760,000                    BB-/Ba2     Public Service of New Mexico, 9.25%,
                                             5/15/15                                       1,555,400
                                                                                      --------------
                                                                                      $    8,324,380
                                                                                      --------------
                                             Total Utilities                          $   55,290,244
----------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $844,834,239)                      $  625,161,771
----------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS -- 23.8%
   15,449,990                    AAA/Aaa     Federal Home Loan Mortgage Corp., 4.5%,
                                             8/1/18 - 11/1/20                         $   15,897,551
    4,653,317                    AAA/Aaa     Federal Home Loan Mortgage Corp., 5.0%,
                                             5/1/34 - 6/1/36                               4,810,330
    1,990,627                    AAA/Aaa     Federal Home Loan Mortgage Corp., 5.5%,
                                             10/1/16 - 11/1/34                             2,072,628
    5,607,585                    AAA/Aaa     Federal Home Loan Mortgage Corp., 6.0%,
                                             6/1/17 - 6/1/35                               5,875,453
      344,455                    AAA/Aaa     Federal Home Loan Mortgage Corp., 6.5%
                                             9/1/32 - 10/1/33                                366,479
    2,531,036                    AAA/Aaa     Federal National Mortgage Association,
                                             4.0%, 8/1/18                                  2,595,736
   17,916,624                    AAA/Aaa     Federal National Mortgage Association,
                                             4.5%, 9/1/20 - 12/1/37                       18,519,575
   34,679,308                    AAA/Aaa     Federal National Mortgage Association,
                                             5.0%, 12/1/21 - 6/1/37                       35,909,529
   20,115,924                    AAA/Aaa     Federal National Mortgage Association,
                                             5.5%, 12/1/17 - 4/1/36                       20,994,062

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    39

----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS -- (continued)
   12,462,821                     AAA/Aaa    Federal National Mortgage Association,
                                             6.0%, 7/1/17 - 12/1/37                   $   13,048,373
    1,653,251                     AAA/Aaa    Federal National Mortgage Association,
                                             6.5%, 12/1/21 - 11/1/32                       1,754,990
       12,914                     AAA/Aaa    Federal National Mortgage Association,
                                             7.0%, 2/1/29 - 7/1/31                            13,932
        2,735                     AAA/Aaa    Federal National Mortgage Association,
                                             7.5%, 1/1/28                                      2,966
    6,416,257                     AAA/Aaa    Government National Mortgage
                                             Association, 4.5%, 9/15/33 - 4/15/35          6,575,941
   24,722,326                     AAA/Aaa    Government National Mortgage
                                             Association, 5.0%, 11/15/16 - 6/15/38        25,718,304
   52,656,293                     AAA/Aaa    Government National Mortgage
                                             Association, 5.5%, 3/15/17 - 3/15/37         54,969,681
   25,846,774                     AAA/Aaa    Government National Mortgage
                                             Association, 6.0%, 1/15/11 - 10/15/37        27,136,949
    1,370,014                     AAA/Aaa    Government National Mortgage
                                             Association, 6.5%, 1/15/29 - 11/15/32         1,457,809
       33,487                     AAA/Aaa    Government National Mortgage
                                             Association, 7.0%, 5/15/29 - 6/15/31             36,005
          189                     AAA/Aaa    Government National Mortgage
                                             Association, 7.5%, 8/15/29                          204
        1,951                     AAA/Aaa    Government National Mortgage
                                             Association, 8.0%, 12/15/29                       2,122
    7,933,304                     AAA/Aaa    Government National Mortgage
                                             Association II, 4.5%,
                                             12/20/34 - 1/20/35                            8,130,816
      730,417                     AAA/Aaa    Government National Mortgage
                                             Association II, 5.5%, 3/20/34                   761,291
      974,834                     AAA/Aaa    Government National Mortgage
                                             Association II, 6.0%,
                                             5/20/32 - 10/20/33                            1,022,203
       14,733                     AAA/Aaa    Government National Mortgage
                                             Association II, 7.0%, 1/20/29                    15,786
   10,245,798                     AAA/Aaa    U.S. Treasury Inflation Notes, 1.875%,
                                             7/15/15                                      10,511,554
    3,000,000                     AAA/Aaa    U.S. Treasury Bonds, 5.25%, 11/15/28          3,690,000
    1,500,000                     AAA/Aaa    U.S. Treasury Notes, 4.25%, 8/15/15           1,709,063
    5,085,000                     AAA/Aaa    U.S. Treasury Notes, 4.375%, 2/15/38          5,776,245
   11,100,000                     AAA/Aaa    U.S. Treasury Notes, 4.5%, 5/15/38 (b)       12,959,250
    5,000,000                     AAA/Aaa    U.S. Treasury Notes, 4.5%, 2/15/36            5,760,940
      325,000                     AAA/Aaa    U.S. Treasury Notes, 4.5%, 11/15/15             376,899
    1,095,000                     AAA/Aaa    U.S. Treasury Notes, 5.0%, 5/15/37            1,362,248
    4,005,000                     AAA/Aaa    U.S. Treasury Notes, 5.375%, 2/15/31          5,049,425

The accompanying notes are an integral part of these financial statements.
40    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

-------------------------------------------------------------------------------------------------------------------
                         Floating      S&P/Moody's
Principal                Rate (d)      Ratings
Amount ($)               (unaudited)   (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------------
                                                       U.S. GOVERNMENT AND AGENCY
                                                       OBLIGATIONS -- (continued)
              7,800,000                  AAA/Aaa       U.S. Treasury Strip, 0.0%, 11/15/13           $    7,164,862
                                                                                                     --------------
                                                                                                     $  302,049,201
-------------------------------------------------------------------------------------------------------------------
                                                       TOTAL U.S. GOVERNMENT AND
                                                       AGENCY OBLIGATIONS
                                                       (Cost $285,402,246)                           $  302,049,201
-------------------------------------------------------------------------------------------------------------------
                                                       FOREIGN GOVERNMENT BONDS -- 6.2%
      ITL 4,870,000,000                 BBB-/Baa3      Banco Nac De Desen Econo, 8.0%,
                                                       4/28/10                                       $    3,407,685
              5,265,000                   A/A2         Bank of Korea Import/Export, 8.125%,
                                                       1/21/14                                            5,442,057
      SEK    90,450,000                 AAA/Aaa        Government of Sweden, 5.25%, 3/15/11              11,873,019
      SEK    28,645,000                 AAA/Aaa        Government of Sweden, 5.5%, 10/8/12                3,917,013
     EURO    13,755,000                 AAA/Aaa        Government of France, 3.75%, 4/25/17              18,800,467
      JPY 1,487,737,790                  AA/Aa3        Japan Government, 1.1%, 12/10/16                  12,990,117
              1,675,000                   A/A2         Korea Development Bank, 5.3%, 1/17/13              1,553,737
      NOK    20,293,000                 AAA/Aaa        Norwegian Government, 6.0%, 5/16/11                3,260,472
      NOK    24,450,000                 AAA/Aaa        Norwegian Government, 5.5%, 5/15/09                3,651,139
      AUD     5,344,000                  AA/Aa1        Ontario Province, 5.5%, 4/23/13                    3,748,146
      AUD     6,780,000                 AA+/Aaa        Queensland Treasury, 6.0%, 8/14/13                 4,989,027
              2,878,415                 BBB-/Ba1       Republic of Columbia, 9.75%, 4/9/11                3,079,904
              1,675,000                 BBB-/Ba1       Republic of Peru, 7.125%, 3/30/19                  1,689,907
                                                                                                     --------------
                                                                                                     $   78,402,690
-------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FOREIGN GOVERNMENT BONDS
                                                       (Cost $76,649,284)                            $   78,402,690
-------------------------------------------------------------------------------------------------------------------
                                                       MUNICIPAL BONDS -- 1.6%
                                                       Municipal Airport -- 0.2%
              2,450,000                   B/B3         New Jersey Economic Development
                                                       Authority Special Facility Revenue, 7.0%,
                                                       11/15/30                                      $    1,617,245
                745,000                   B/B3         New Jersey Economic Development
                                                       Authority, 6.25%, 9/15/29                            451,172
                                                                                                     --------------
                                                                                                     $    2,068,417
-------------------------------------------------------------------------------------------------------------------
                                                       Municipal Facilities -- 0.1%
              3,575,000                   NR/NR        Charlotte North Carolina Special Facilities
                                                       Revenue, 5.6%, 7/1/27                         $    1,926,031
-------------------------------------------------------------------------------------------------------------------
                                                       Municipal General -- 0.5%
              2,750,000                   A/A2         State of California, 5.75%, 4/1/31            $    2,699,538
              3,650,000                  AA-/A1        Wisconsin State General, 5.75%, 5/1/33             3,674,784
                                                                                                     --------------
                                                                                                     $    6,374,322
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    41

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Municipal Higher Education -- 0.8%
    5,190,000                    AAA/Aa3     California State University Revenue, 5.0%,
                                             11/1/39                                     $    4,888,046
    5,050,000                    AAA/Aaa     Connecticut State Health & Educational,
                                             5.0%, 7/1/42                                     5,101,610
                                                                                         --------------
                                                                                         $    9,989,656
-------------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $20,555,428)                          $   20,358,426
-------------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE LOAN INTERESTS -- 5.1%**
                                             ENERGY -- 0.2%
                                             Integrated Oil & Gas -- 0.2%
    2,880,525         8.00       B+/Ba3      Hudson Products Holdings, Inc., Term
                                             Loan, 8.0%, 8/24/15                         $    2,030,770
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 0.0%
      395,588         5.25       B/Caa1      Venoco, Inc., Second Lien, 9/20/11          $      207,684
                                                                                         --------------
                                             Total Energy                                $    2,238,454
-------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.2%
                                             Paper Packaging -- 0.1%
      599,862         3.55       BB/Ba2      Graphic Packaging International, Inc.,
                                             Incremental Term Loan, 5/16/14              $      527,879
-------------------------------------------------------------------------------------------------------
                                             Steel -- 0.1%
    4,191,327         3.02       BB-/B3      Algoma Steel, Inc., Term Loan%, 6/20/13     $    2,441,448
                                                                                         --------------
                                             Total Materials                             $    2,969,327
-------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.3%
                                             Aerospace & Defense -- 0.2%
    4,694,294         4.47       B+/Ba3      Aeroflex, Inc., Tranche B-1 Term Loan,
                                             8/15/14                                     $    3,027,820
-------------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.0%
      593,814         8.00        NR/NR      Custom Building Products, Inc., 1st Lien
                                             Term Loan, 10/20/11                         $      409,732
      275,000        10.75       BB-/B1      Custom Building Products, Inc., 2st Lien
                                             Term Loan, 4/20/12                                 161,563
                                                                                         --------------
                                                                                         $      571,295
-------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.0%
      605,142         2.84       BB-/Ba2     Kansas City Southern Railway Corp., Term
                                             B Advance, 4/28/13                          $      507,311
                                                                                         --------------
                                             Total Capital Goods                         $    4,106,426
-------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                             Commercial Printing -- 0.1%
       13,182         2.98       BB-/Ba3     Cenveo Resources, Delayed Draw Term
                                             Loan, 6/21/13                               $        9,030

The accompanying notes are an integral part of these financial statements.

42    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                             Commercial Printing -- (continued)
      395,597         2.98       BB-/Ba2     Cenveo Resources, Term C Facility Loan,
                                             6/21/13                                     $      270,984
                                                                                         --------------
                                                                                         $      280,014
-------------------------------------------------------------------------------------------------------
                                             Environmental & Facilities Services -- 0.0%
      735,641         2.57       CCC+/B2     Synagro Technologies, Inc., 1st Lien Term
                                             Loan, 4/2/14                                $      457,936
                                                                                         --------------
                                             Total Commercial Services & Supplies        $      737,950
-------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.1%
                                             Air Freight & Couriers -- 0.1%
      500,579         4.53        B/Ba2      Ceva Group Plc, Additional Pre-Funded
                                             Term Loan, 11/4/13                          $      250,290
    1,501,919         3.52       NR/Ba2      Ceva Group Plc, U.S. Term Loan, 11/4/13            750,960
                                                                                         --------------
                                                                                         $    1,001,250
                                                                                         --------------
                                             Total Transportation                        $    1,001,250
-------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.3%
                                             Tires & Rubber -- 0.3%
    4,700,000         2.28       BB/Ba1      Goodyear Tire & Rubber Co., 2nd Lien
                                             Term Loan, 4/30/14                          $    3,348,750
                                                                                         --------------
                                             Total Automobiles & Components              $    3,348,750
-------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.1%
                                             Homebuilding -- 0.0%
    1,185,693         8.25        B+/B2      LandSource Communities Development
                                             LLC, Roll-Up Facility Loan, 5/31/09 (PIK)   $      278,638
-------------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 0.1%
    1,684,992         3.72       BB-/Ba3     Jarden Corp., Term B3 Loan, 1/24/12         $    1,531,537
                                                                                         --------------
                                             Total Consumer Durables & Apparel           $    1,810,175
-------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.3%
                                             Casinos & Gaming -- 0.3%
    1,266,914         3.94       BB-/Ba3     Gateway Casinos & Entertainment, Term
                                             Advance Loan, 7/16/14                       $      580,247
    6,255,389         3.94       BB-/Ba3     Gateway Casinos & Entertainment,
                                             Delayed Draw Term Loan, 7/16/14                  2,864,968
                                                                                         --------------
                                                                                         $    3,445,215
                                                                                         --------------
                                             Total Consumer Services                     $    3,445,215
-------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.2%
                                             Cable & Satellite -- 0.2%
    1,287,000         8.50        B+/B1      Charter Communications, Incremental
                                             Term Loan, 3/6/14                           $    1,196,910
    1,066,500         3.21        B+/B1      Charter Communications, Replacement
                                             Loan, 3/5/14                                       875,419

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    43

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- (continued)
      832,533         2.75        B/B3       Knology, Inc., Term Loan, 4/30/12          $      702,797
                                                                                             2,775,126
                                                                                        --------------
                                             Total Media                                $    2,775,126
-------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.0%
                                             Specialty Stores -- 0.0%
      671,384         3.06       BB-/B2      Sally Holdings LLC, Term B Loan,
                                             11/18/13                                   $      575,040
                                                                                        --------------
                                             Total Retailing                            $      575,040
-------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%
                                             Household Products -- 0.0%
      461,635         3.17       BB-/Ba3     Yankee Candle Co., Term Loan, 2/6/14       $      307,317
-------------------------------------------------------------------------------------------------------
                                             Personal Products -- 0.0%
      245,000         2.52      BB-/Baa3     Brickman Group Holdings, Inc., Tranche B
                                             Term, 1/23/14                              $      196,000
                                                                                        --------------
                                             Total Household & Personal Products        $      503,317
-------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                                             Health Care Equipment -- 0.3%
    5,330,207         4.74        B+/B2      Talecris Biotherapeutics Holdings Corp.,
                                             1st Lien Term Loan, 12/6/13                $    4,850,489
-------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.3%
    2,028,268         3.44       BB-/Ba3     CHS/Community Health Systems, Inc.,
                                             Funded Term Loan, 7/25/14                  $    1,758,001
      103,473         2.77       BB-/a3      CHS/Community Health Systems, Inc.,
                                             Delayed Draw, 7/25/14                              89,685
    1,617,360         3.26       B+/Ba2      Sun Health Care Group, Inc., Term Loan,
                                             4/12/14                                         1,385,538
      337,931         3.22       B+/Ba2      Sun Health Care Group, Inc., Synthetic
                                             Term C Loan, 4/12/14                              289,494
                                                                                        --------------
                                                                                        $    3,522,718
-------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.4%
    4,500,000         4.76       BB/Ba3      IM U.S. Holdings LLC, Term Loan,
                                             6/26/15                                    $    3,712,500
                                                                                        --------------
                                             Total Health Care Equipment & Services     $   12,085,707
-------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 0.1%
                                             Life Sciences Tools & Services -- 0.1%
    1,681,550         5.25      BBB-/Baa3    Life Technologies Corp., Term B Facility,
                                             6/11/16                                    $    1,668,238
                                                                                        --------------
                                             Total Pharmaceuticals & Biotechnology      $    1,668,238
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.1%
                                            Specialized Finance -- 0.1%
   2,393,457         4.22       BB-/B3      Ace Cash Express, Inc., Term Loan,
                                            10/5/13                                    $    1,017,219
                                                                                       --------------
                                            Total Diversified Financials               $    1,017,219
-----------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.4%
                                            Insurance Brokers -- 0.4%
   4,432,500         4.23        B-/B3      Alliant Holdings I, Inc., Term Loan,
                                            8/21/14                                    $    3,280,050
   1,572,000         3.97        B/B2       USI Holdings Corp., Tranche B Term Loan,
                                            4/30/14                                           943,200
                                                                                       --------------
                                                                                       $    4,223,250
-----------------------------------------------------------------------------------------------------
                                            Multi-Line Insurance -- 0.0%
     394,975         3.77        B-/B2      AmWins Group, Inc., Initial Term Loan,
                                            6/11/13                                    $      236,985
                                                                                       --------------
                                            Total Insurance                            $    4,460,235
-----------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.1%
                                            Systems Software -- 0.1%
     748,568         6.00       B+/Ba2      Macrovision Solutions Corp., Term Loan,
                                            5/2/13                                     $      735,468
                                                                                       --------------
                                            Total Software & Services                  $      735,468
-----------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                            Electronic Equipment & Instruments -- 0.5%
   2,575,810         4.79       BB/Ba2      H3C Co., Ltd., Tranche B Term Loan,
                                            9/28/12                                    $    2,062,451
   1,413,750         6.75       BB+/Ba3     L-1 Identity Solutions, Inc., Term Loan,
                                            7/31/13                                         1,357,200
   3,627,767         4.77        B/B3       Scitor Corp., Term Loan, 9/28/14                3,210,574
                                                                                       --------------
                                                                                       $    6,630,225
                                                                                       --------------
                                            Total Technology Hardware & Equipment      $    6,630,225
-----------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS -- 0.4%
                                            Semiconductor Equipment -- 0.4%
   1,170,787         3.34       BB-/Ba1     Flextronics Semiconductor, Inc., A1A
                                            Delayed Draw Term Loan, 10/1/14            $      765,193
   4,074,338         3.68       BB-/Ba1     Flextronics Semiconductor, Inc., Closing
                                            Date Loan, 10/1/14                              2,662,871
   1,844,493         2.25        BB/NR      Freescale Semiconductor, Inc., Term Loan,
                                            11/29/13                                          768,923
   1,315,184        12.50        BB/NR      Freescale Semiconductor, Inc.,
                                            Incremental Term, 12/15/14 (b)                    685,540
                                                                                       --------------
                                                                                       $    4,882,527
                                                                                       --------------
                                            Total Semiconductors                       $    4,882,527
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    45

---------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.4%
                                             Integrated Telecommunication Services -- 0.4%
      434,066   4.22              B+/B2      Telesat Canada, U.S. Term Loan II,
                                             10/31/14                                      $      381,513
    5,053,736   4.16              B+/B2      Telesat Canada, U.S. Term Loan I,
                                             10/31/14                                           4,441,873
                                                                                           --------------
                                                                                           $    4,823,386
                                                                                           --------------
                                             Total Telecommunication Services              $    4,823,386
---------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.3%
                                             Independent Power Producer & Energy Traders -- 0.3%
    4,083,360   4.10              B+/B2      Calpine Corp., First Priority Term, 3/31/14   $    3,130,290
      860,172   2.72             BB/Ba1      NRG Energy, Inc., Term Loan, 2/1/13                  776,482
      462,753   1.12             BB/Ba1      NRG Energy, Inc., Credit Linked Term Loan,
                                             2/1/13                                               417,731
                                                                                           --------------
                                                                                           $    4,324,503
                                                                                           --------------
                                             Total Utilities                               $    4,324,503
---------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE
                                             LOAN INTERESTS
                                             (Cost $88,423,837)                            $   64,138,538
---------------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENTS -- 7.0%
                                             SECURITIES LENDING COLLATERAL -- 7.0% (c)
                                             Certificates of Deposit:
    2,177,366                                Abbey National Plc, 1.58%, 8/13/09            $    2,177,366
    2,177,285                                Bank of Nova Scotia, 1.58%, 5/5/09                 2,177,285
    3,482,029                                Bank of Scotland NY, 1.45%, 6/5/09                 3,482,029
    3,919,259                                Barclays Bank, 1.13%, 5/27/09                      3,919,259
    3,919,259                                DnB NOR Bank ASA NY, 1.5%, 6/5/09                  3,919,259
    3,988,935                                Intesa SanPaolo S.p.A., 1.03%, 5/22/09             3,988,935
      252,547                                Nordea NY, 0.52%, 4/9/09                             252,547
    3,266,050                                Royal Bank of Canada NY, 1.44%, 8/7/09             3,266,050
    3,919,259                                Svenska Bank NY, 1.73%, 7/8/09                     3,919,259
    4,354,733                                CBA, 1.31%, 7/16/09                                4,354,733
    4,354,733                                Societe Generale, 1.75%, 9/4/09                    4,354,733
    4,354,733                                U.S. Bank NA, 1.35%, 8/24/09                       4,354,733
                                                                                           --------------
                                                                                           $   40,166,188
---------------------------------------------------------------------------------------------------------
                                             Commercial Paper:
    4,354,733                                Monumental Global Funding, Ltd., 1.64%,
                                             8/17/09                                       $    4,354,733
    2,177,366                                CME Group, Inc., 1.44%, 8/6/09                     2,177,366
    4,276,348                                American Honda Finance Corp., 1.29%,
                                             7/14/09                                            4,276,348
    4,354,733                                HSBC Bank, Inc., 1.64%, 8/14/09                    4,354,733
    1,088,683                                IBM, 1.47%, 9/25/09                                1,088,683
    3,919,259                                MetLife Global Funding, 1.71%, 6/12/09             3,919,259

The accompanying notes are an integral part of these financial statements.

46    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Commercial Paper -- (continued):
   3,919,259                                New York Life Global, 1.37%, 9/4/09       $    3,919,259
   3,701,523                                Westpac Banking Corp., 0.94%, 6/1/09           3,701,523
                                                                                      --------------
                                                                                      $   27,791,904
----------------------------------------------------------------------------------------------------
                                            Tri-party Repurchase Agreements:
  13,064,198                                Deutsche Bank, 0.21%, 4/1/09              $   13,064,198
   3,623,530                                Barclays Capital Markets, 0.2%, 4/1/09         3,623,530
                                                                                      --------------
                                                                                      $   16,687,728
----------------------------------------------------------------------------------------------------
 Shares
----------------------------------------------------------------------------------------------------
                                            Money Market Mutual Fund:
   4,354,733                                JPMorgan U.S. Government Money
                                            Market Fund                               $    4,354,733
----------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $89,000,553)                        $   89,000,553
----------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 105.4%
                                            (Cost $1,590,054,759) (a)                 $1,335,490,812
----------------------------------------------------------------------------------------------------
                                            OTHER ASSETS
                                            AND LIABILITIES -- (5.4)%                 $  (68,165,475)
----------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%                $1,267,325,337
====================================================================================================

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

PIK    Represents a pay in kind security.


(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2009, the value of these securities amounted to $194,553,312 or 15.4% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $1,590,054,759 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $  31,182,698
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (285,746,645)
                                                                                   -------------
       Net unrealized loss                                                         $(254,563,947)
                                                                                   =============



The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    47

(b)   At March 31, 2009, the following securities were out on loan:


------------------------------------------------------------------------------------------
Principal
Amount ($)         Description                                                   Value
------------------------------------------------------------------------------------------
       498,234     Ainsworth Lumber Co., Ltd., 11.0%, 7/29/15 (144A)             $ 144,488
     2,008,000     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)               953,800
       617,000     Arco Chemical Co., 9.8%, 2/1/20                                  61,700
       250,000     Autonation, Inc., 7.0%, 4/15/14+                                230,000
       750,000     Baldor Electric Co., 8.625%, 2/15/17                            594,375
     2,048,000     BE Aerospace, Inc., 8.5%, 7/1/18                              1,707,520
     3,233,000     C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49           1,132,326
     2,110,000     Central Garden, 9.125%, 2/1/13                                1,666,900
     1,750,000     CMA CGM SA, 7.25%, 2/1/13 (144A)                                673,750
     4,890,000     Constellation Brands, Inc., 8.375%, 12/15/14                  4,914,450
     1,796,000     Cosan Finance, Ltd., 7.0%, 2/1/17 (144A)                      1,149,440
     1,000,000     Digicel, Ltd., 9.25%, 9/1/12 (144A)                             882,500
     2,700,000     Embarq Corp., 7.082%, 6/1/16                                  2,430,000
     2,100,000     First Data Corp., 9.875%, 9/24/15 (144A)                      1,228,500
     1,243,000     Ford Motor Credit Co., 5.7%, 1/15/10                          1,064,705
                   Freeport-McMoran Copper & Gold, Inc., Floating Rate Note,
       335,000     4/1/15                                                          275,538
     1,006,000     Freescale Semiconductor, Inc., Incremental Term, 12/15/14       524,378
       900,000     Fresenius US Finance II, Inc., 9.0%, 7/15/15                    936,000
     5,266,000     General Cable Corp., 1.0%, 10/15/12                           3,732,278
     2,199,000     Georgia Gulf Corp., 9.5%, 10/15/14                              368,333
     7,120,000     Graham Packaging Co., 8.5%, 10/15/12                          5,464,600
       395,000     Graphic Packaging Co., 8.5%, 8/15/11                            341,675
     2,000,000     Graphic Packaging Co., 9.5%, 8/15/13                          1,430,000
     2,527,000     HCA, Inc., 9.125%, 11/15/14                                   2,375,380
     1,080,000     Keycorp, 6.5%, 5/14/13                                        1,053,901
     2,745,000     Kinder Morgan Energy, 5.95%, 2/15/18                          2,499,218
     2,260,000     Massey Energy Co., 6.875%, 12/15/13                           1,966,200
     4,400,000     MBIA, Inc., Floating Rate Note, 1/15/33 (144A)                1,364,000
     1,000,000     Basell Finance Co., 8.1%, 3/15/27 (144A)                        180,000
     6,000,000     Morgan Stanley Dean Witter, 6.625%, 4/1/18                    5,721,042
     2,621,000     Mylan Labs, Inc., 1.25%, 3/15/12                              2,244,231
     3,356,000     Paetec Holdings Corp., 9.5%, 7/15/15                          2,349,200
     1,000,000     Petrohawk Energy Corp., 10.5%, 8/1/14 (144A)                    995,000
     5,152,000     Sally Holdings LLC, 9.25%, 11/15/14 (144A)                    4,881,520
     3,247,000     Sandridge Energy, Inc., Floating Rate Note, 4/1/14            1,950,125
     2,970,000     Sibacademfinance Plc, 9.0%, 5/12/09 (144A)                    2,974,336
     2,550,000     Spectra Energy Capital LLC, 6.2%, 4/15/18                     2,353,665
       817,000     Sungard Data Systems, Inc., 10.25%, 8/15/15                     571,900
       300,000     Tenneco Automotive, Inc., 8.625%, 11/15/14                       55,500

The accompanying notes are an integral part of these financial statements.

48    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

---------------------------------------------------------------------------------------
Principal
Amount ($)            Description                                           Value
---------------------------------------------------------------------------------------
        5,601,000     TXU Energy Co., 10.25%, 11/1/15                       $ 2,800,500
          633,000     Time Warner Cable, Inc., 8.25%, 4/1/19                    650,485
        1,800,000     Trans-Canada Pipelines, 7.125%, 1/15/09                 1,878,140
        1,000,000     TRW Automotive, Inc., 7.25%, 3/15/17                      415,000
        1,400,000     Turanalem Finance BV, 8.5%, 2/10/15 (144A)                280,000
        2,000,000     U.S. Treasury Notes, 4.5%, 5/15/38                      2,335,000
        3,800,000     Wachovia Corp., 5.75%, 6/15/17                          3,391,131
                      Wells Fargo Home Equity Trust, Floating Rate Note,
        1,080,000     11/25/35                                                  810,144
        3,535,000     Wells Fargo Co., 4.375%, 1/31/13                        3,294,800
        1,867,000     Windstream Corp., 8.625%, 8/1/16                        1,834,328
          535,000     Yankee Acquisition Corp., 8.5%, 2/15/15                   294,250
        2,331,000     Yankee Acquisition Corp., 9.75%, 2/15/17                1,118,880

---------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------
           67,500     Delta Air Lines, Inc.*                                    380,025
---------------------------------------------------------------------------------------
                      Total                                                 $84,925,158
=======================================================================================

+      Pending sale at March 31, 2009.

(c)    Securities lending collateral is managed by Credit Suisse, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)    Security is in default and is non-income producing.


Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

AUD    Australian Dollar
DKK    Danish Kroner
EURO   Euro
ITL    Italian Lira
JPY    Japanese Yen
NOK    Norwegian Krone
SEK    Swedish Krone


Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2009 were as follows:



--------------------------------------------------------------------------------
                                                 Purchases          Sales
--------------------------------------------------------------------------------
Long-term U.S. Government                       $ 18,374,682        $187,447,609
Other Long-Term Securities                       236,132,405          63,229,878
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    49

FAS 157 Footnote Disclosures

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

 Level 1 -- quoted prices in active markets for identical securities
 Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
 Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The following is a summary of the inputs used as of March 31, 2009, in valuing the Fund's assets:


--------------------------------------------------------------------------------
                                                                    Other
                                                  Investments in    Financial
 Valuation Inputs                                 Securities        Instruments*
--------------------------------------------------------------------------------
 Level 1 -- Quoted Prices                         $    5,974,196         $--
 Level 2 -- Other Significant Observable Inputs    1,329,516,616          --
 Level 3 -- Significant Unobservable Inputs                   --          --
--------------------------------------------------------------------------------
 Total                                            $1,335,490,812         $--
================================================================================


The accompanying notes are an integral part of these financial statements.

50    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

Statement of Assets and Liabilities | 3/31/09 (unaudited)


ASSETS:
  Investment in securities, at value (including securities loaned of
   $84,925,158) (cost $1,590,054,759)                                      $1,335,490,812
  Cash                                                                          6,615,327
  Foreign currencies, at value (cost $3,630,262)                                3,538,784
  Receivables --
   Investment securities sold                                                     334,591
   Paydowns                                                                            16
   Fund shares sold                                                             5,365,468
   Dividends, interest and foreign taxes withheld                              23,447,532
   Forward foreign currency settlement contracts, net                               4,275
  Other                                                                            91,963
-----------------------------------------------------------------------------------------
     Total assets                                                          $1,374,888,768
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $   12,226,052
   Fund shares repurchased                                                      2,746,235
   Dividends                                                                    2,403,739
   Forward foreign currency contracts portfolio hedge contracts,
     open -- net                                                                  810,289
   Upon return of securities loaned                                            89,000,553
  Due to affiliates                                                               268,415
  Accrued expenses                                                                108,148
-----------------------------------------------------------------------------------------
     Total liabilities                                                     $  107,563,431
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $1,529,025,368
  Distributions in excess of net investment income                             (8,665,906)
  Accumulated net realized gain on investments and foreign currency
   transactions                                                                 2,540,898
  Net unrealized loss on investments                                         (254,563,947)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    (1,011,076)
-----------------------------------------------------------------------------------------
     Total net assets                                                      $1,267,325,337
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $631,366,144/74,378,211 shares)                        $         8.49
  Class B (based on $89,232,941/10,675,564 shares)                         $         8.36
  Class C (based on $370,420,474/44,561,226 shares)                        $         8.31
  Class R (based on $88,681,137/10,285,559 shares)                         $         8.62
  Class Y (based on $84,344,233/9,910,806 shares)                          $         8.51
  Class Z (based on $3,280,408/385,607 shares)                             $         8.51
MAXIMUM OFFERING PRICE:
  Class A ($8.49 [divided by] 95.5%)                                       $         8.89
=========================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    51

Statement of Operations (unaudited)

For the Six Months Ended 3/31/09

INVESTMENT INCOME:
  Interest (net of foreign tax withheld of $36,080)                       $   52,329,347
  Dividends                                                                      375,019
  Income from securities loaned, net                                             504,019
-----------------------------------------------------------------------------------------------------------
     Total investment income                                                                 $   53,208,385
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $    3,634,548
  Transfer agent fees and expenses
   Class A                                                                       457,067
   Class B                                                                        83,183
   Class C                                                                       159,763
   Class R                                                                         2,746
   Class Y                                                                         2,278
   Class Z                                                                           744
  Distribution fees
   Class A                                                                       775,777
   Class B                                                                       455,924
   Class C                                                                     1,777,881
   Class R                                                                       217,477
  Shareholder communications expense                                             633,211
  Administrative fees                                                            254,886
  Custodian fees                                                                  44,141
  Registration fees                                                               66,600
  Professional fees                                                               63,809
  Printing expense                                                                49,615
  Fees and expenses of nonaffiliated trustees                                     26,135
  Miscellaneous                                                                  127,008
-----------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $    8,832,793
     Less fees paid indirectly                                                                       (4,248)
-----------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $    8,828,545
-----------------------------------------------------------------------------------------------------------
       Net investment income                                                                 $   44,379,840
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                            $   (5,104,858)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         8,614,445     $    3,509,587
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                            $ (143,799,963)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        (4,738,061)    $ (148,538,024)
-----------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                  $ (145,028,437)
-----------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                       $ (100,648,597)
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

Statements of Changes in Net Assets

For the Six Months Ended 3/31/09 and the Year Ended 9/30/08, respectively

                                                                      Six Months
                                                                      Ended
                                                                      3/31/09              Year Ended
                                                                      (unaudited)          9/30/08
FROM OPERATIONS:
Net investment income                                                 $   44,379,840       $   73,618,969
Net realized gain on investments and foreign currency
  transactions                                                             3,509,587           23,808,597
Change in net unrealized loss on investments and foreign
  currency transactions                                                 (148,538,024)        (116,391,584)
---------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations               $ (100,648,597)      $  (18,964,018)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.46 and $0.62 per share, respectively)                  $  (32,454,064)      $  (41,051,211)
   Class B ($0.42 and $0.53 per share, respectively)                      (4,480,760)          (6,057,868)
   Class C ($0.42 and $0.53 per share, respectively)                     (17,442,555)         (21,520,154)
   Class R ($0.45 and $0.61 per share, respectively)                      (4,484,426)          (5,641,146)
   Class Y ($0.48 and $0.66 per share, respectively)                      (4,065,045)          (3,210,371)
   Class Z ($0.47 and $0.66 per share, respectively)                        (152,216)             (98,331)
Net realized gain:
   Class A ($0.12 and $0.02 per share, respectively)                      (8,334,750)          (1,372,104)
   Class B ($0.12 and $0.02 per share, respectively)                      (1,241,171)            (253,591)
   Class C ($0.12 and $0.02 per share, respectively)                      (4,843,877)            (889,091)
   Class R ($0.12 and $0.02 per share, respectively)                      (1,160,061)            (192,825)
   Class Y ($0.12 and $0.02 per share, respectively)                        (974,153)             (73,963)
   Class Z ($0.12 and $0.02 per share, respectively)                         (36,052)                (221)
---------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                               $  (79,669,130)      $  (80,360,876)
---------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      $  289,137,292       $  575,921,969
Reinvestment of distributions                                             54,124,860           55,628,005
Cost of shares repurchased                                              (305,410,682)        (388,280,598)
---------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                          $   37,851,470       $  243,269,376
---------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                              $ (142,466,257)      $  143,944,482
NET ASSETS:
Beginning of period                                                    1,409,791,594        1,265,847,112
---------------------------------------------------------------------------------------------------------
End of period                                                         $1,267,325,337       $1,409,791,594
---------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income      $   (8,665,906)      $   10,033,320
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    53

--------------------------------------------------------------------------------------------------------
                                     '09 Shares       '09 Amount          '08 Shares         '08 Amount
                                     (unaudited)      (unaudited)
--------------------------------------------------------------------------------------------------------
Class A
Shares sold                           17,272,044     $149,598,597            32,455,470     $337,009,414
Reinvestment of distributions          3,775,349       32,124,186             3,257,478       33,708,180
Less shares repurchased              (21,140,360)    (184,609,663)          (21,139,589)    (219,340,560)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)               (92,967)    $ (2,886,880)           14,573,359     $151,377,034
========================================================================================================
Class B
Shares sold                            1,618,194     $ 13,722,263             2,631,544     $ 26,968,724
Reinvestment of distributions            342,331        2,867,060               301,577        3,078,465
Less shares repurchased               (2,269,414)     (19,538,134)           (3,251,034)     (33,048,659)
--------------------------------------------------------------------------------------------------------
   Net decrease                         (308,889)    $ (2,948,811)             (317,913)    $ (3,001,470)
========================================================================================================
Class C
Shares sold                            9,058,257     $ 76,532,585            11,276,495     $114,525,359
Reinvestment of distributions          1,325,278       11,034,422             1,101,447       11,178,430
Less shares repurchased               (7,751,735)     (66,387,443)           (9,954,402)    (101,081,894)
--------------------------------------------------------------------------------------------------------
   Net increase                        2,631,800     $ 21,179,564             2,423,540     $ 24,621,895
========================================================================================================
Class R
Shares sold                            1,892,016     $ 16,759,962             3,893,878     $ 41,158,653
Reinvestment of distributions            595,707        5,146,541               506,941        5,329,789
Less shares repurchased               (2,426,248)     (21,969,728)           (2,384,300)     (25,199,633)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)                61,475     $    (63,225)            2,016,519     $ 21,288,809
========================================================================================================
Class Y
Shares sold                            3,664,904     $ 31,744,597             5,026,907     $ 52,176,133
Reinvestment of distributions            331,481        2,827,093               218,150        2,256,814
Less shares repurchased               (1,442,763)     (12,504,705)             (842,783)      (8,693,266)
--------------------------------------------------------------------------------------------------------
   Net increase                        2,553,622     $ 22,066,985             4,402,274     $ 45,739,681
========================================================================================================
Class Z
Shares sold                               90,814     $    779,288               394,625     $  4,083,686
Reinvestment of distributions             14,726          125,558                 7,415           76,327
Less shares repurchased                  (44,149)        (401,009)              (87,542)        (916,586)
--------------------------------------------------------------------------------------------------------
   Net increase                           61,391     $    503,837               314,498     $  3,243,427
========================================================================================================

The accompanying notes are an integral part of these financial statements.

54    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months     Year          Year         Year         Year         Year
                                                      Ended 3/31/09  Ended         Ended        Ended        Ended        Ended
                                                     (unaudited)     9/30/08       9/30/07      9/30/06      9/30/05      9/30/04
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                    $  9.76       $ 10.46      $  10.33     $  10.58     $  10.56     $  10.27
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                  $  0.33       $  0.58      $   0.50     $   0.52     $   0.55     $   0.55
 Net realized and unrealized gain (loss) on
  investments and foreign
  currency transactions                                    (1.02)       (0.64)         0.14        (0.08)        0.19         0.41
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations    $  (0.69)     $ (0.06)     $   0.64     $   0.44     $   0.74     $   0.96
Distributions to shareowners:
 Net investment income                                     (0.46)       (0.62)        (0.51)       (0.57)       (0.62)       (0.58)
 Net realized gain                                         (0.12)       (0.02)           --        (0.12)       (0.10)       (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $  (1.27)     $ (0.70)     $   0.13     $  (0.25)    $   0.02     $   0.29
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  8.49       $  9.76      $  10.46     $  10.33     $  10.58     $  10.56
===================================================================================================================================
Total return*                                              (6.96)%      (0.74)%        6.36%        4.43%        7.18%        9.75%
Ratio of net expenses to average net assets+                1.19%**      1.14%         1.07%        1.11%        1.10%        1.08%
Ratio of net investment income to average
  net assets+                                               7.44%**      5.65%         4.85%        5.05%        5.16%        5.42%
Portfolio turnover rate                                       41%**        47%           58%          46%          48%          48%
Net assets, end of period (in thousands)                 $631,367     $726,719     $626,416     $536,483     $442,062     $241,409
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                               1.19%**      1.14%         1.07%        1.11%        1.11%        1.17%
 Net investment income                                      7.44%**      5.65%         4.85%        5.05%        5.15%        5.32%
Ratios with waiver of fees and assumption of
 expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                               1.19%**      1.14%         1.06%        1.11%        1.10%        1.08%
 Net investment income                                      7.44%**      5.65%         4.86%        5.05%        5.16%        5.42%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/09  55

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months     Year        Year        Year        Year        Year
                                                          Ended 3/31/09  Ended       Ended       Ended       Ended       Ended
                                                          unaudited)     9/30/08     9/30/07     9/30/06     9/30/05     9/30/04
-----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                      $    9.62      $  10.30    $  10.18    $  10.43    $  10.41    $   10.13
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $    0.29      $   0.50    $   0.41    $   0.44    $   0.47    $    0.47
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           (1.01)        (0.63)       0.13       (0.08)      0.19          0.40
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $   (0.72)     $  (0.13)   $   0.54    $   0.36    $   0.66    $    0.87
Distributions to shareowners:
 Net investment income                                        (0.42)        (0.53)      (0.42)      (0.49)      (0.54)       (0.50)
 Net realized gain                                            (0.12)        (0.02)         --       (0.12)      (0.10)       (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $   (1.26)     $  (0.68)   $   0.12    $  (0.25)   $   0.02    $    0.28
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    8.36      $   9.62    $  10.30    $  10.18    $  10.43    $   10.41
===================================================================================================================================
Total return*                                                 (7.38)%      (1.43)%       5.42%       3.64%       6.36%       8.87%
Ratio of net expenses to average net assets+                   1.94%**      1.88%        1.89%       1.88%       1.87%       1.85%
Ratio of net investment income to average net assets+          6.70%**      4.88%        4.02%       4.31%       4.42%       4.62%
Portfolio turnover rate                                          41%**         47%         58%         46%         48%         48%
Net assets, end of period (in thousands)                  $  89,233      $105,616    $116,432    $131,814    $136,508    $ 96,481
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                  1.94%**      1.88%        1.89%       1.88%       1.89%       1.96%
 Net investment income                                         6.70%**      4.88%        4.02%       4.31%       4.40%       4.51%
Ratios with waiver of fees and assumption of expenses
 by PIM and reduction for fees paid indirectly:
 Net expenses                                                  1.94%**      1.88%        1.88%       1.88%       1.87%       1.85%
 Net investment income                                         6.70%**      4.88%        4.03%       4.31%       4.42%       4.62%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

56  Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months      Year         Year        Year        Year       Year
                                                         Ended 3/31/09   Ended        Ended       Ended       Ended      Ended
                                                         (unaudited)     9/30/08      9/30/07     9/30/06     9/30/05    9/30/04
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                     $   9.56        $   10.25    $  10.12    $  10.38    $  10.36   $   10.08
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.29        $    0.50    $   0.42    $   0.44    $   0.47   $    0.47
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                         (1.00)           (0.64)       0.14       (0.09)       0.19        0.41
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations     $  (0.71)       $   (0.14)   $   0.56    $   0.35    $   0.66   $    0.88
Distributions to shareowners:
 Net investment income                                      (0.42)           (0.53)      (0.43)      (0.49)      (0.54)      (0.51)
 Net realized gain                                          (0.12)           (0.02)         --       (0.12)      (0.10)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $  (1.25)       $   (0.69)   $   0.13    $  (0.26)   $   0.02   $    0.28
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   8.31        $    9.56    $  10.25    $  10.12    $  10.38   $   10.36
===================================================================================================================================
Total return*                                               (7.30)%         (1.50)%       5.61%       3.61%       6.44%       9.00%
Ratio of net expenses to average net assets+                 1.88%**         1.83%        1.82%       1.81%       1.81%       1.79%
Ratio of net investment income to average net assets+        6.77%**         4.94%        4.09%       4.37%       4.45%       4.68%
Portfolio turnover rate                                        41%**           47%          58%         46%         48%         48%
Net assets, end of period (in thousands)                 $370,420        $400,974     $404,758    $414,070    $385,436   $ 232,903
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                1.88%**         1.83%        1.82%       1.81%       1.83%       1.89%
 Net investment income                                       6.77%**         4.94%        4.09%       4.37%       4.43%       4.58%
Ratios with waiver of fees and assumption of expenses
 by PIM and reduction for fees paid indirectly:
 Net expenses                                                1.88%**         1.83%        1.81%       1.81%       1.81%       1.79%
 Net investment income                                       6.77%**         4.94%        4.10%       4.37%       4.45%       4.68%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/09  57


----------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months     Year       Year        Year        Year        Year
                                                           Ended 3/31/09  Ended      Ended       Ended       Ended       Ended
                                                          (unaudited)     9/30/08    9/30/07     9/30/06     9/30/05     9/30/04
----------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                       $    9.91      $ 10.62     $ 10.50     $ 10.76     $ 10.74    $  10.45
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $    0.32      $  0.57     $  0.49     $  0.52     $  0.54    $   0.53
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                            (1.04)       (0.65)       0.14       (0.09)       0.20        0.42
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   (0.72)     $ (0.08)    $  0.63     $  0.43     $  0.74    $   0.95
Distributions to shareowners:
 Net investment income                                         (0.45)       (0.61)      (0.51)      (0.57)      (0.62)      (0.57)
 Net realized gain                                             (0.12)       (0.02)         --       (0.12)      (0.10)      (0.09)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   (1.29)     $ (0.71)    $  0.12    $  (0.26)    $  0.02    $   0.29
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    8.62      $  9.91     $ 10.62    $  10.50     $ 10.76    $  10.74
==================================================================================================================================
Total return*                                                  (7.10)%      (0.92)%      6.08%       4.20%       7.00%       9.46%
Ratio of net expenses to average net assets+                    1.44%**      1.33%       1.28%       1.27%       1.28%       1.26%
Ratio of net investment income to average net assets+           7.21%**      5.46%       4.66%       4.90%       4.83%       5.33%
Portfolio turnover rate                                           41%**        47%         58%         46%         48%         48%
Net assets, end of period (in thousands)                    $ 88,681      $101,361    $87,204    $ 58,592     $32,028    $  3,721
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                   1.44%**     1.33%        1.28%       1.27%       1.30%       1.33%
 Net investment income                                          7.21%**     5.46%        4.66%       4.90%       4.81%       5.26%
Ratios with waiver of fees and assumption of expenses
 by PIM and reduction for fees paid indirectly:
 Net expenses                                                   1.44%**     1.33%        1.28%       1.27%       1.28%       1.26%
 Net investment income                                          7.21%**     5.46%        4.66%       4.90%       4.83%       5.33%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

58  Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months     Year        Year        Year        Year      9/10/04 (a)
                                                          Ended 3/31/09  Ended       Ended       Ended       Ended     to
                                                          (unaudited)    9/30/08     9/30/07     9/30/06     9/30/05   9/30/04
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $   9.78       $ 10.47     $ 10.35     $ 10.60     $ 10.57   $  10.47
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.35       $  0.62     $  0.53     $  0.54     $  0.58   $   0.04
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          (1.02)        (0.63)      0.13        (0.05)       0.21       0.10
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $  (0.67)      $ (0.01)    $ 00.66     $  0.49     $  0.79   $   0.14
Distributions to shareowners:
 Net investment income                                       (0.48)       ( 0.66)      (0.54)      (0.62)      (0.66)     (0.04)
 Net realized gain                                           (0.12)       ( 0.02)         --       (0.12)      (0.10)      --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  (1.27)      $ (0.69)    $  0.12    $  (0.25)    $  0.03   $   0.10
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   8.51       $  9.78     $ 10.47    $  10.35     $ 10.60   $  10.57
===================================================================================================================================
Total return*                                                (6.72)%      (0.27)%       6.54%       4.89%       7.65%      1.30%(b)
Ratio of net expenses to average net assets+                  0.71%**      0.68%        0.84%       0.67%       0.66%      0.33%**
Ratio of net investment income to average net assets+         7.96%**      6.21%        5.12%       5.56%       5.52%      8.36%**
Portfolio turnover rate                                         41%**         47%         58%         46%         48%        48%(b)
Net assets, end of period (in thousands)                  $ 84,344       $71,943     $30,935    $  7,968     $18,692   $    120
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                 0.71%**       0.68%       0.84%       0.67%       0.68%      0.99%**
 Net investment income                                        7.96%**       6.21%       5.12%       5.56%       5.50%      7.70%**
Ratios with waiver of fees and assumption of expenses
 by PIM and reduction for fees paid indirectly:
 Net expenses                                                 0.71%**       0.68%       0.84%       0.67%       0.66%      0.33%**
 Net investment income                                        7.96%**       6.21%       5.12%       5.56%       5.52%      8.36%**
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
(a) Class Y shares were first publicly offered on September 10, 2004.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/09  59

------------------------------------------------------------------------------------------------------------------------------
                                                                            Six Months
                                                                            Ended                Year
                                                                            3/31/09              Ended            7/6/07 (a)
                                                                            (unaudited)          9/30/08         to 9/30/07
------------------------------------------------------------------------------------------------------------------------------
 Class Z
 Net asset value, beginning of period                                        $   9.81            $  10.46          $ 10.29
------------------------------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                      $   0.36            $  (0.13)         $  0.13
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                           (1.07)               0.16              0.17
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations                       $  (0.71)           $   0.03          $  0.30
 Distributions to shareowners:
  Net investment income                                                         (0.47)              (0.66)           (0.13)
  Net realized gain                                                             (0.12)              (0.02)              --
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                                  $  (1.30)           $  (0.65)         $  0.17
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                              $   8.51            $   9.81          $ 10.46
==============================================================================================================================
 Total return*                                                                  (7.05)%              0.17%            2.90%(b)
 Ratio of net expenses to average net assets+                                    0.76%**             0.71%            0.69%**
 Ratio of net investment income to average net assets+                           7.89%**             6.21%            5.24%**
 Portfolio turnover rate                                                           41%**               47%              58%(b)
 Net assets, end of period (in thousands)                                     $ 3,280            $  3,180          $   102
 Ratios with no waiver of fees and assumption of expenses
  by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                   0.76%**             0.71%            0.69%**
  Net investment income                                                          7.89%**             6.21%            5.24%**
 Ratios with waiver of fees and assumption of expenses by
  PIM and reduction for fees paid indirectly:
  Net expenses                                                                   0.76%**             0.71%**          0.69%**
  Net investment income                                                          7.89%**             6.21%**          5.24%**
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

60    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

Notes to Financial Statements | 3/31/09 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Y shares were first publicly offered on September 10, 2004. Class Z shares were first publicly offered on July 6, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to voting, redemptions, dividends and liquidation proceeds. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each class of shares can bear different transfer agent and distribution fees. Class A, Class B, Class C and Class R shareowners have exclusive voting rights with respect to the distribution plan for Class A, Class B, Class C and Class R shares. There is no distribution plan for Class Y shares and Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    61

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At March 31, 2009 there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


62    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    63

   The tax character of distributions paid during the year ended September 30, 2008 was as follows:

   -----------------------------------------------------------------------------
                                                                            2008
   -----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                   $77,958,974
   Long-term capital gain                                              2,401,902
   -----------------------------------------------------------------------------
     Total                                                           $80,360,876
   =============================================================================


   The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of mark to market on foreign currency contracts and adjustments relating to catastrophe bonds.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $69,425 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2009.

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (See Note 4). Class Y and Class Z shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class B, Class C, Class R, Class Y, and Class Z shares can bear different transfer agent and distribution expense rates.


 64      Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


H. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM) a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2009, the effective management fee was equivalent to 0.59% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through February 1, 2012 for Class Z shares.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    65

In addition, under the management and administration agreements, certain other services, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,766 in management fees, administrative costs and certain other fees payable to PIM at March 31, 2009.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended March 31, 2009, such out of pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $322,920
 Class B                                                                  29,282
 Class C                                                                 170,703
 Class Y                                                                   4,869
 Class R                                                                 105,175
 Class Z                                                                     262
--------------------------------------------------------------------------------
    Total                                                               $633,211
--------------------------------------------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $221,156 in transfer agent fees payable to PIMSS at March 31, 2009.


4. Distribution and Service Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,493 in distribution fees payable to


66    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

PFD at March 31, 2009. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For six months ended March 31, 2009, CDSCs in the amount of $189,012 were paid to PFD.


5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended March 31, 2009, the Fund's expenses were reduced by $4,248 under such arrangements.


6. Forward Foreign Currency Contracts

At March 31, 2009, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at March 31, 2009 were as follows:


------------------------------------------------------------------------------------------------------------
                              Net                                                                     Net
                        Contracts to         In Exchange      Settlement                         Unrealized
 Currency            (deliver)/receive          For              Date              Value         Gain (Loss)
------------------------------------------------------------------------------------------------------------
 AUD
 (Australian
 Dollar)               (12,105,000)       $(7,851,182)      4/14/09         $(8,412,176)         $ (560,994)
 EUR
 (Euro)                (26,700,000)       (35,124,918)      5/04/09         (35,472,338)           (347,420)
 JPY
 (Japanese Yen)     (1,056,000,000)       (10,754,222)      5/04/09         (10,656,096)             98,126
------------------------------------------------------------------------------------------------------------
                                                                                                 $ (810,288)
============================================================================================================

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/09
67

At March 31, 2009, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Fund's gross forward currency settlement contracts receivable and payable were $664,125 and $659,850, respectively, resulting in a receivable of $4,275.


7. Line of Credit

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $165 million or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on collective borrowings is payable as follows: if the London Interbank Offered Rate (LIBOR) on the related borrowing date is greater than or equal to the Federal Funds Rate on such date, the loan bears interest at the LIBOR rate plus 1.25% on an annualized basis, or if the LIBOR rate on the related borrowing date is less then the Federal Funds Rate on such date, the loan bears interest at the Federal Funds Rate plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2009, the Fund had no borrowings under this agreement.


8. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


68    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive  Vice President
Mark E. Bradley, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    69

                           This page for your notes.

70    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

                           This page for your notes.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    71

                           This page for your notes.

72    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

                           This page for your notes.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    73

                           This page for your notes.

74    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

                           This page for your notes.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/09    75

                           This page for your notes.

76    Pioneer Strategic Income Fund | Semiannual Report | 3/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 29, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 29, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date May 29, 2009

* Print the name and title of each signing officer under his or her signature.